As filed with the SEC on  __________.                  Registration No. 33-20000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM S-6

                        Post-Effective Amendment No. 24


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                 -------------

                            THE PRUDENTIAL VARIABLE
                              APPRECIABLE ACCOUNT
                             (Exact Name of Trust)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)

                                751 Broad Street
                         Newark, New Jersey 07102-3777
                                 (800) 778-2255
         (Address and telephone number of principal executive offices)

                                 -------------

                               Thomas C. Castano
                              Assistant Secretary
                  The Prudential Insurance Company of America
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                    (Name and address of agent for service)

                                    Copy to:
                               Jeffrey C. Martin
                                 Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                  -------------

It is proposed that this filing will become effective (check appropriate space):

     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485


     |X|  on May 1, 2002 pursuant to paragraph (b) of Rule 485
          --------------
             (date)


     |_|  60 days after filing pursuant to paragraph (a) of Rule 485

     |_|  on _____________ pursuant to paragraph (a) of Rule 485
                (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)

N-8B-2 Item Number            Location
------------------            --------

        1.                    Cover Page

        2.                    Cover Page

        3.                    Not Applicable

        4.                    Sale of the Contract and Sales Commissions

        5.                    The Prudential Variable Appreciable Account

        6.                    The Prudential Variable Appreciable Account

        7.                    Not Applicable

        8.                    Not Applicable

        9.                    Litigation

       10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Premiums; Contract Date; Allocation of Premiums; Transfers; Contract Fees and Charges; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Lapse and Reinstatement; When Proceeds are Paid; Other General Contract Provisions; Voting Rights; Withdrawal of Excess Cash Surrender Value; Increases in Face Amount; Decreases in Face Amount; Riders; The Prudential Series Fund, Inc.

       11.                    Introduction and Summary;  The Prudential Variable
                              Appreciable Account

       12.                    Cover  Page;   Introduction   and   Summary;   The
                              Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

       13. Introduction and Summary; The Prudential Series Fund, Inc.; Contract Fees and Charges; Reduction of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

       14.                    Introduction   and   Summary;   Requirements   for
                              Issuance of a Contract

       15.                    Introduction and Summary;  Allocation of Premiums;
                              Transfers; Dollar Cost Averaging; Fixed-Rate Option; General Information about Prudential, The Prudential Variable Appreciable Account, and the Variable Investment Options Available under the Account.

        16.                   Introduction  and  Summary;  Detailed  Information
                              About the Contract

N-8B-2 Item Number            Location
------------------            --------

       17.                    Surrender of a Contract; When Proceeds are Paid

       18.                    The Prudential Variable Appreciable Account

       19.                    Reports to Contract Owners

       20.                    Not Applicable

       21.                    Contract Loans

       22.                    Not Applicable

       23.                    Not Applicable

       24.                    Other General Contract Provisions

       25.                    Introduction and Summary

       26.                    Introduction   and  Summary;   Contract  Fees  and
                              Charges

       27. The Prudential Insurance Company of America; The Prudential Series Fund, Inc.

       28.                    The  Prudential   Insurance  Company  of  America;
                              Directors and Officers

       29.                    The Prudential Insurance Company of America

       30.                    Not Applicable

       31.                    Not Applicable

       32.                    Not Applicable

       33.                    Not Applicable

       34.                    Not Applicable

       35.                    The Prudential Insurance Company of America

       36.                    Not Applicable

       37.                    Not Applicable

       38.                    Sale of the Contract and Sales Commissions

       39.                    Sale of the Contract and Sales Commissions

       40.                    Not Applicable

       41.                    Sale of the Contract and Sales Commissions

       42.                    Not Applicable

       43.                    Not Applicable

       44. Introduction and Summary; The Prudential Series Fund, Inc.; How the Contract Fund Changes With Investment Experience; How a Contract's Death Benefit Will Vary

N-8B-2 Item Number            Location
------------------            --------

       45.                    Not Applicable

       46. Introduction and Summary; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

       47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

       48.                    Not Applicable

       49.                    Not Applicable

       50.                    Not Applicable

       51.                    Not Applicable

       52.                    Substitution of Series Fund Shares

       53.                    Tax Treatment of Contract Benefits

       54.                    Not Applicable

       55.                    Not Applicable

       56.                    Not Applicable

       57.                    Not Applicable

       58.                    Not Applicable

       59. Financial Statements; Financial Statements of the Variable Appreciable Life Subaccounts of The Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

May 1, 2002

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS


As of November 12, 2001, Prudential no longer offered these Contracts for sale.


This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by The Prudential Insurance Company of America ("Prudential", "we", "us", or "our") under the name Variable Appreciable Life(R) Insurance. The first form provides a death benefit that generally remains fixed in an amount you, the Contract owner, choose and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of the Contract, the death benefit will never be less than the "face amount" of insurance you chose. There is no guaranteed minimum cash surrender value.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest in one or more of 14 available subaccounts of The Prudential Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):


Conservative Balanced       Government Income        Small Capitalization Stock
Diversified Bond            High Yield Bond          Stock Index
Equity                      Jennison                 Value
Flexible Managed            Money Market             Zero Coupon Bond 2005
Global                      Natural Resources


o    Invest in the fixed-rate option, which pays a guaranteed interest rate.

o Invest in The Prudential Variable Contract Real Property Account (the "Real Property Account"), described in a prospectus attached to this one.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Prudential may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Contract may be purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                                TABLE OF CONTENTS

                                                                                          Page
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS........................................1

INTRODUCTION AND SUMMARY....................................................................2
   Brief Description of the Contract........................................................2
   Charges..................................................................................2
   Types of Death Benefit...................................................................3
   Premium Payments.........................................................................3
   Lapse and Guarantee Against Lapse........................................................4

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT............................5
   The Prudential Insurance Company of America..............................................5
   The Prudential Variable Appreciable Account..............................................5
   The Prudential Series Fund, Inc..........................................................5
   Voting Rights............................................................................8
   The Fixed-Rate Option....................................................................8
   The Prudential Variable Contract Real Property Account...................................8
   Which Investment Option Should Be Selected?..............................................9

DETAILED INFORMATION ABOUT THE CONTRACT INFORMATION ABOUT THE CONTRACT......................9
   Charges and Expenses.....................................................................9
   Requirements for Issuance of a Contract.................................................13
   Short-Term Cancellation Right or "Free-Look"............................................13
   Contract Forms..........................................................................14
   Contract Date...........................................................................14
   Premiums................................................................................15
   Allocation of Premiums..................................................................16
   Transfers...............................................................................16
   Dollar Cost Averaging...................................................................17
   Reduction of Charges for Concurrent Sales to Several Individuals........................17
   How the Contract Fund Changes with Investment Experience................................18
   How a Form A (Level) Contract's Death Benefit Will Vary.................................18
   How a Form B (Variable) Contract's Death Benefit Will Vary..............................19
   Increases in Face Amount................................................................20
   Decreases in Face Amount................................................................21
   Withdrawal of Excess Cash Surrender Value...............................................22
   Surrender of a Contract.................................................................22
   When Proceeds Are Paid..................................................................23
   Living Needs Benefit....................................................................23
   Hypothetical Illustrations of Death Benefits and Cash Surrender Values..................24
   Contract Loans..........................................................................26
   Lapse and Reinstatement.................................................................27
   Substitution of Series Fund Shares......................................................28
   Reports to Contract Owners..............................................................28
   Tax Treatment of Contract Benefits......................................................28
   Tax-Qualified Pension Plans.............................................................30
   Riders..................................................................................31
   Participation in Divisible Surplus......................................................31
   Other General Contract Provisions.......................................................31
   Paying Premiums by Payroll Deduction....................................................32
   Unisex Premiums and Benefits............................................................32
   Sales to Persons 14 Years of Age or Younger.............................................32
   Sale of the Contract and Sales Commissions..............................................32
   State Regulation........................................................................33
   Experts.................................................................................33
   Litigation and Regulatory Proceedings...................................................33
   Additional Information..................................................................34
   Financial Statements....................................................................34

DIRECTORS AND OFFICERS OF PRUDENTIAL.......................................................35

FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT...............................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND ITS SUBSIDIARIES....................................................B1

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

attained age--The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value--The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and applicable charges during the first 10 Contract years or 10 years after an increase in the face amount of insurance.

Contract--The Prudential Variable Appreciable Life Insurance Policy, an individual variable life insurance contract.

Contract anniversary--The same date as the Contract date in each later year.

Contract date--The date the Contract is issued, as specified in the Contract.

Contract debt--The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

Contract Fund--The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner--You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year--A year that starts on the Contract date or on a Contract anniversary.

death benefit--The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount--The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed-rate option--An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 4%.

issue age--The insured's age as of the Contract date.

loan value--The maximum amount that a Contract owner may borrow.

Monthly date--The Contract date and the same date in each subsequent month.

The Prudential Life Insurance Company of America--Us, we, our, Prudential. The company offering the contract.

The Prudential Variable Appreciable Account (the "Account")--A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.

The Prudential Series Fund, Inc. (the "Series Fund")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

subaccount--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

us, we, our--The Prudential Life Insurance Company of America ("Prudential").

valuation period--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment option--Any of the portfolios available in the Series Fund and/or The Prudential Variable Contract Real Property Account.

you--The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Variable Appreciable Life Insurance Contract (the "Contract") is issued by The Prudential Insurance Company of America ("Prudential", "we", "us", or "our"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued. You will, however, have to pay a surrender charge if you decide to surrender the Contract during the first 10 Contract years and 10 years from an increase in the face amount of insurance.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 14 available subaccounts, in the fixed-rate option, or in the Real Property Account. Your Contract Fund value changes every day depending upon the change in value of the particular investment option that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 9. If you select the fixed-rate option, Prudential credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantees against lapse (see Lapse and Reinstatement, page 27) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 28.

Charges

Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years or 10 years from an increase in the face amount of insurance. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Charges and Expenses on page 9. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Prudential may make:

           ----------------------------------------------------------
                                 Premium Payment
           ----------------------------------------------------------

             ------------------------------------------------------
              o    less charge for taxes attributable to premiums

              o    less $2 processing fee
             ------------------------------------------------------

--------------------------------------------------------------------------------
                               Net Premium Amount

To be invested in one or a combination of:

     o    The investment portfolios of the Series Fund

     o    The fixed-rate option

     o    The Real Property Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Daily Charges

o We deduct management fees and expenses from the Series Fund and, if applicable, from the Real Property Account assets. See Underlying Portfolio Expenses chart, below, and The Prudential Variable Contract Real Property Account, page 8.

o We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.90% from assets in the variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Monthly Charges

o We currently deduct a sales charge from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.

o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

o We reduce the Contract Fund by an administrative charge of up to $3 per Contract and $0.03 per $1,000 of face amount of insurance.

o We deduct a charge for anticipated mortality. The maximum charge is based on the Non-Smoker/Smoker 1980 CSO Tables.

o    If the Contract  includes riders, we deduct rider charges from the Contract
     Fund.

o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Possible Additional Charges

o During the first 10 Contract years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been in-force for more than five years.

o During the first 10 Contract years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.

o We assess an administrative processing charge equal to the lesser of $15 or 2% for each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                          Underlying Portfolio Expenses
-------------------------------------------------------------------------------------------------
                                                                         Total
                 Portfolio            Investment        Other         Contractual    Total Actual
                                     Advisory Fee      Expenses         Expenses       Expenses*
-------------------------------------------------------------------------------------------------
Conservative Balanced                   0.55%            0.03%           0.58%          0.58%
Diversified Bond                        0.40%            0.04%           0.44%          0.44%
Equity                                  0.45%            0.04%           0.49%          0.49%
Flexible Managed                        0.60%            0.04%           0.64%          0.64%
Global                                  0.75%            0.09%           0.84%          0.84%
Government Income                       0.40%            0.07%           0.47%          0.47%
High Yield Bond                         0.55%            0.05%           0.60%          0.60%
Jennison                                0.60%            0.18%           0.64%          0.64%
Money Market                            0.40%            0.03%           0.43%          0.43%
Natural Resources                       0.45%            0.07%           0.52%          0.52%
Small Capitalization Stock              0.40%            0.08%           0.48%          0.48%
Stock Index                             0.35%            0.04%           0.39%          0.39%
Value                                   0.40%            0.04%           0.44%          0.44%
Zero Coupon Bond 2005                   0.40%            0.23%           0.63%          0.40%
-------------------------------------------------------------------------------------------------


* Prudential currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolio will not exceed the investment advisory fee; and
(2) the High Yield Bond, Natural Resources, Stock Index, and Value Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Prudential intends to continue these adjustments in the future, although we retain the right to discontinue them.

Types of Death Benefit

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. However, it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that Prudential " to meet certain requirements of the Internal Revenue Code " will increase the death benefit.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value. For more information, refer to How a Form A (Level) Contract's Death Benefit Will Vary, page 18 and How a Form B (Variable) Contract's Death Benefit Will Vary, page 19.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Prudential will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Contract Loans, page 26.

Your Scheduled Premium consists of two amounts:

o The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date");

o The guaranteed maximum amount payable after the Premium Change Date. See Premiums, page 15.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See Premiums, page 15, and Tax Treatment of Contract Benefits, page 28.

Lapse and Guarantee Against Lapse

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

o Prudential guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and at least the face amount of insurance will be paid upon the death of the insured.

o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

You can find more  information on this topic in Lapse and  Reinstatement on page
27.



The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, in the prospectus and statement of additional information for The Prudential Series Fund, Inc., and in the prospectus for the Real Property Account.

                    GENERAL INFORMATION ABOUT PRUDENTIAL, THE
                PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT, AND THE
                VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACT


The Prudential Insurance Company of America

The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam,
U. S. Virgin Islands, and in all states.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.


The Prudential Variable Appreciable Account

We have established a separate account, The Prudential Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential. Prudential will consider any possible adverse impact the withdrawal might have on the Account before making any such withdrawal.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 14 available subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. Prudential may add additional subaccounts in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Series Fund is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives.

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government and collateralized mortgage obligations.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% if its investable assets in high yield/high risk debt securities.

o Jennison Portfolio (formerly Prudential Jennison Portfolio): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the "S&P SmallCap 600 Index") by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o Zero Coupon Bond Portfolio - 2005: The investment objective is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, the Stock Index, and the Zero Coupon Bond 2005 Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("DAMI") serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. DAMI's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM") serves as a sub-adviser to approximately 25% of the assets of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global, the Jennison and the Natural Resources Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 388 Greenwich Street, New York, New York 10013.

Victory Capital Management, Inc. ("Victory") (formerly Key Asset Management, Inc.) serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Deductions from Portfolios, page 10.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Prudential's general account. Prudential's general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year; (2) thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. The term Monthly date means the day of each month that is the same as the Contract Date. See Contract Date, page 14.

Prudential is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 16. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds Are Paid, page 23.

The Prudential Variable Contract Real Property Account

The Real Property Account is a separate account of Prudential. Through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, this account invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Jennison, Natural Resources, Small Capitalization Stock, Stock Index, or Value Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond or Government Income Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in the Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return. Although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater with lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits you to diversify your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential Representative from time to time about the choices available to you under the Contract. Prudential recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                     DETAILED INFORMATION ABOUT THE CONTRACT
                         INFORMATION ABOUT THE CONTRACT


Charges and Expenses


This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A  Contract  owner  may add  several  "riders"  to the  Contract  which  provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums

(a) We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0% to 5% (in some instances may exceed 5%) of the premium received by Prudential. The second part is a charge for federal income taxes measured by premiums, and it is equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Prudential's federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2001, 2000, and 1999, Prudential deducted a total of approximately $25,270,000, $29,492,000, and $33,102,000, respectively, in taxes attributable to premiums.

(b) We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 2001, 2000, and 1999, Prudential received a total of approximately $15,856,000, $16,583,000, and $17,098,000, respectively, in processing charges.


Deductions from Portfolios

We deduct an investment advisory fee daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


The total expenses of each portfolio for the year ended December 31, 2001, expressed as a percentage of the average assets during the year, are shown below:

----------------------------------------------------------------------------------------------------------
                                             Total Portfolio Expenses
----------------------------------------------------------------------------------------------------------
                                                                            Total
           Portfolio                   Investment            Other        Contractual     Total Actual
                                      Advisory Fee         Expenses        Expenses         Expenses*
----------------------------------------------------------------------------------------------------------
Conservative Balanced                      0.55%             0.03%           0.58%           0.58%
Diversified Bond                           0.40%             0.04%           0.44%           0.44%
Equity                                     0.45%             0.04%           0.49%           0.49%
Flexible Managed                           0.60%             0.04%           0.64%           0.64%
Global                                     0.75%             0.09%           0.84%           0.84%
Government Income                          0.40%             0.07%           0.47%           0.47%
High Yield Bond                            0.55%             0.05%           0.60%           0.60%
Jennison                                   0.60%             0.18%           0.64%           0.64%
Money Market                               0.40%             0.03%           0.43%           0.43%
Natural Resources                          0.45%             0.07%           0.52%           0.52%
Small Capitalization Stock                 0.40%             0.08%           0.48%           0.48%
Stock Index                                0.35%             0.04%           0.39%           0.39%
Value                                      0.40%             0.04%           0.44%           0.44%
Zero Coupon Bond 2005                      0.40%             0.23%           0.63%           0.40%
----------------------------------------------------------------------------------------------------------


* Prudential currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolio will not exceed the investment advisory fee; and (2) the High Yield Bond, Natural Resources, Stock Index, and Value Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Prudential intends to continue these adjustments in the future, although we retain the right to discontinue them.

Daily Deduction from the Contract Fund


Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.90%. For Contracts with face amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. During 2001, 2000, and 1999, Prudential received a total of approximately $46,597,000, $23,736,000, and $22,838,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

Monthly Deductions from Contract Fund

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].


(a) An administrative charge of $3 plus $0.03 per $1,000 per month of face amount of insurance is deducted each month. Thus, for a Contract with $75,000 face amount, the charge is $3 plus $2.25 for a total of $5.25. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount that exceeds $100,000 and will not exceed $12. During 2001, 2000, and 1999, Prudential received a total of approximately $56,774,000, $60,840,000, and $64,174,000, respectively, in monthly administrative charges.


(b) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Prudential to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Generally, Prudential's current mortality charge is lower than the maximum for insureds 32 years of age and older. In addition, for insureds of all ages, if a Contract has a face amount of at least $100,000, the insured under the Contract has met strict underwriting requirements and qualifies for a "select rating" basis for the particular risk classification, the current mortality charges may be lower still.

     Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.


(c) A sales charge, often called a "sales load", is deducted to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium". The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly deduction described in (a) above. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may, but probably will not, continue to be charged after that. During 2001, 2000, and 1999, Prudential received a total of approximately $47,794,000, $48,740,000, and $62,295,000, respectively, in sales charges.


     There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year or 10 years from an increase in the face amount of insurance. It is often described as a contingent deferred sales load ("CDSL") and is described under Surrender or Withdrawal Charges, below.


(d) A charge of $0.01 per $1,000 of face amount of insurance is made to compensate us for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together. During 2001, 2000, and 1999, Prudential received a total of approximately $10,179,000, $11,343,000, and $12,264,000, respectively, for this risk charge.


(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and the additional charges will be deducted monthly.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Deductions from Premiums, page 9. Prudential reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Surrender or Withdrawal Charges

(a) Prudential charges additional sales load, the contingent deferred sales load ("CDSL"), if the Contract lapses or is surrendered during the first 10 Contract years or 10 years from an increase in the face amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period. No such charge is applicable to the death benefit, no matter when it may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly administrative charge. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

     The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

     The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund, page 11.)

     The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

     The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

----------------------------------------------------------------------------------------------------------------------
                                                                                                       Cumulative
      Surrender,              Cumulative            Cumulative         Contingent        Total        Total Sales
      Last Day of             Scheduled             Sales Load          Deferred         Sales          Load as
       Year No.             Premiums Paid          Deducted from       Sales Load        Load         Percentage of
                                                   Contract Fund                                       Scheduled
                                                                                                        Premiums
                                                                                                          Paid
----------------------------------------------------------------------------------------------------------------------
           1                   $ 894.06              $  49.56            $218.66        $268.22          30.00%
           2                   1,788.12                 99.12             367.64         466.76          26.10%
           3                   2,682.18                148.68             398.55         547.23          20.40%
           4                   3,576.24                198.24             414.00         612.24          17.12%
           5                   4,470.30                247.80             414.00         661.80          14.80%
           6                   5,364.36                247.80             331.00         578.80          10.79%
           7                   6,258.42                247.80             248.00         495.80           7.92%
           8                   7,152.48                247.80             166.00         413.80           5.79%
           9                   8,046.54                247.80              83.00         330.80           4.11%
          10                   8,940.60                247.80               0.00         247.80           2.77%
----------------------------------------------------------------------------------------------------------------------

     The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) Prudential deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary or 10 years from an increase in the face amount of insurance. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund. During 2001, 2000, and 1999, Prudential received a total of approximately 7,352,000, $7,498,000, and $9,548,000, respectively, from surrendered or lapsed Contracts.


Transaction Charges

Prudential charges a fee for certain transactions. For example, if the face amount of insurance is decreased or part of the cash surrender value is withdrawn. The fee will generally be $15 or less. Currently, we waive the fee in some instances. These fees are further described in this prospectus.

Requirements for Issuance of a Contract


As of November 12, 2001, Prudential no longer offered these Contracts for sale. Generally, the Contract may be issued on insureds below the age of 81. You may apply for a minimum initial guaranteed death benefit of $75,000; however, higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $50,000, which will increase by 50% at age 21. See Sales to Persons 14 Years of Age or Younger, page
32. Before issuing any Contract, Prudential requires evidence of insurability, which may include a medical examination. Non-Smokers who meet preferred underwriting requirements are offered the most favorable premium rate. Prudential charges a higher premium if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.


Short-Term Cancellation Right or "Free-Look"


Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.


Contract Forms

You may select either of two forms of the Contract. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The Form A Contract death benefit does not vary with the investment performance of the investment options you selected, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Form A (Level) Contract's Death Benefit Will Vary, page 18. The payment of greater than Scheduled Premiums and favorable investment results of the investment options which you selected will generally increase the cash surrender value. See How the Contract Fund Changes With Investment Experience, page 18.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See How the Contract Fund Changes With Investment Experience, page 18 and How a Form B (Variable) Contract's Death Benefit Will Vary, page 19. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

You should select the form that best meets your needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years.

Prudential's   Variable   Appreciable  Life  Contract   provides  more  flexible
investment opportunities than do more conventional life insurance policies because:

     (1)  you decide how the assets held under the Contract will be invested;

     (2) it permits considerable flexibility in determining the amount and timing of premium payments;

     (3) it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability); and

     (4)  favorable investment returns result in an increase in Contract values.

Contract owners should choose Contract Form B if they prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit. Contract owners should choose Contract Form A if they are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values.

In choosing a Contract form, you should also consider whether you intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum face amount Contract. See Withdrawal of Excess Cash Surrender Value, page 22. Withdrawal of part of the cash surrender value may have tax consequences, see Tax Treatment of Contract Benefits, page 28.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the application date and the medical examination date. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Prudential using a lower issue age in determining the Scheduled Premium amount. Prudential will permit a Contract to be back-dated but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Premiums

As explained earlier, the Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals or have no outstanding loans. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, each year you will receive a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Prudential's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date"). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 through T4.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page
27. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 28.

If you choose to add a "rider" to your Contract that provides additional benefits (see Riders, page 31), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these "term riders" also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse. It could also have lower cash surrender values after many more years.

You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid when due or within the grace period (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Form A (Level) Contract's Death Benefit Will Vary, page 18 and How a Form B (Variable) Contract's Death Benefit Will Vary, page 19. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all

Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a "waiver of premium" provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums


On the Contract Date, Prudential deducts a $2 processing charge and the charge for taxes attributable to premiums from the initial premium, and the first monthly charges are made. See Charges and Expenses, page 9. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed-rate option or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt at a Home Office, but not earlier than the Contract Date. If Prudential receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. Each subsequent premium payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.


Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office provided you are enrolled to use the Telephone Transfer System. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Lapse and Reinstatement, page 27), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with Prudential's consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts or the Real Property Account may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and also change your allocation instructions regarding future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless your Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 31), depending on the terms of the assignment. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

All the shares held by the Zero Coupon Bond subaccount in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that subaccount. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another investment option[s]. A transfer that occurs upon the liquidation date of a Zero Coupon Bond subaccount will not be counted as one of the four permissible transfers in a Contract year. The liquidation date of the Zero Coupon Bond 2005 Portfolio is November 15, 2005.

Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Prudential may change these limits in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging ("DCA"). If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

     (1)  the number of individuals;

     (2) the total amount of premium payments expected to be received from these Contracts;

     (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

     (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

     (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

How the Contract Fund Changes with Investment Experience

As explained earlier, after the 10th Contract year (or 10 years from an increase in face amount), there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.


On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Charges and Expenses, page 9. This amount is placed in the investment options you chose. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, the performance of the Real Property Account if that option has been selected, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.


A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract. The tables also show, if the level premium option has not been chosen, the maximum Scheduled Premium that may be payable for the period after the insured reaches the age of 65 for the illustrated Contract under each of the assumed investment returns.

How a Form A (Level) Contract's Death Benefit Will Vary

As explained earlier, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit. If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order for the Contract to satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of:

     (1)  the guaranteed minimum death benefit; and

     (2) the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date.

The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

----------------------------------------------------------------------------------------

                                                              Increase in Insurance
          Male                  Net Single                        Amount Per $1
      Attained Age               Premium                    Increase in Contract Fund
----------------------------------------------------------------------------------------
            5                     .09151                             $10.93
           25                     .17000                             $ 5.88
           35                     .23700                             $ 4.22
           55                     .45209                             $ 2.21
           65                     .59468                             $ 1.68
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

                                                              Increase in Insurance
         Female                 Net Single                        Amount Per $1
      Attained Age               Premium                    Increase in Contract Fund
----------------------------------------------------------------------------------------
            5                     .07919                             $12.63
           25                     .15112                             $ 6.62
           35                     .21127                             $ 4.73
           55                     .40090                             $ 2.49
           65                     .53639                             $ 1.86
----------------------------------------------------------------------------------------

Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

     (1)  you paid only Scheduled Premiums;

     (2)  you paid premiums when due;

     (3) your selected investment options earned a net return at a uniform rate of 4% per year;

     (4)  we deducted full mortality charges based upon the 1980 CSO Table;

     (5)  we deducted the maximum sales load and expense charges; and

     (6)  there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. This may happen if:

     (1)  investment results are greater than a 4% net return;

     (2)  payments are made that are more than the Scheduled Premiums; or

     (3)  smaller than maximum charges are assessed.

The death benefit under a Form B Contract will not fall below the initial face amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See Contract Loans, page 26.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greater of:

     (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value;

     (2)  the guaranteed minimum death benefit; and

     (3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, below and Decreases in Face Amount, page 21.

Increases in Face Amount

You may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is similar to the purchase of a second Contract. It differs in the following respects:

     (1) the minimum permissible increase is $25,000, while the minimum for a new Contract is $75,000;

     (2)  monthly   fees  are  lower   because   only  a  single  $3  per  month
          administrative charge is made rather than two;

     (3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;

     (4) the monthly expense charge of $0.03 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and

     (5) the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased.

These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

     (1)  you must ask for the increase in writing on an appropriate form;

     (2)  the amount of the face amount increase must be at least $25,000;

     (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential;

     (4)  if we request, you must send in the Contract to be endorsed;

     (5) the Contract must not be in default on the date the increase takes effect;

     (6)  you must pay an appropriate premium at the time of the increase;

     (7) Prudential has the right to deny more than one increase in a Contract year; and

     (8) if between the Contract Date and the date that your requested increase in face amount would take effect, Prudential has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount of at least $100,000 may render the Contract eligible for a select rating if the insured has met strict underwriting requirements and is a non-smoker.

Upon an increase in face amount, Prudential will recompute the Contract's Scheduled Premiums, contingent deferred sales and administrative charges, Tabular values, and monthly deductions from the Contract Fund. You may choose, limited only by applicable state law, whether the recomputation will be made as of the prior or next Contract anniversary. A payment will be required on the date of increase. The amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Prudential will tell you the amount of the required payment. It should also be noted that an increase in face amount may cause the Contract to be classified as a

Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 28. Therefore, before increasing the face amount, you should consult with your Prudential representative.

If the increase is approved, the new insurance will take effect once Prudential receives the proper forms, any medical evidence necessary to underwrite the additional insurance, and any amount needed by the company.

We will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see Other General Contract Provisions, page 31) will run from the effective date of the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described in item (a) under Surrender or Withdrawal Charges, page 12, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, you will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described earlier. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. You may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option at any time within two years after the increase in face amount.

Decreases in Face Amount

You may make a partial surrender of a Contract (see Surrender of a Contract, page 22) or a partial withdrawal of excess cash surrender value (see Withdrawal of Excess Cash Surrender Value, page 22). You also have the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any such surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. Contracts with a reduced face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract. See Requirements for Issuance of a Contract, page
13. A reduction will not be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the select rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 28. Before requesting any decreases in face amount, you should consult your Prudential representative.

Withdrawal of Excess Cash Surrender Value

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Prudential will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 28. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 13. If the face amount is decreased, there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 28. Before making any withdrawal which causes a decrease in face amount, you should consult your Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the 10th year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.

Surrender of a Contract

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced based upon the reduction in the face amount of insurance. The new Contract must have a face amount of insurance at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See Requirements for Issuance of a Contract, page 13.

To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 28.

When Proceeds Are Paid

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in-force as fixed reduced paid-up insurance, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

Living Needs Benefit


The Living Needs Benefit" is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.


Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Hypothetical Illustrations of Death Benefits and Cash Surrender Values

The following four tables show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $100,000 bought on or after December 31, 1998 by a 35 year old male, select, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $894.06 is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 14 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed that the maximum contractual charges have been made from the beginning. See Charges and Expenses, page 9.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Contract Forms, page 14.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 14 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.60% per year for the tables based on current charges and 0.90% per year for the tables based upon maximum charges. For Contracts with face amounts of less than $100,000, the current charge is 0.90% per year. Thus, assuming maximum charges, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.13%, 2.87%, 6.87% and 10.87%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.53% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Prudential representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                  ILLUSTRATIONS

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES

                                          Death Benefit (2)                                   Cash Surrender Value (2)
                         ----------------------------------------------------  ----------------------------------------------------
                                Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
            Premiums                 Annual Investment Return of                          Annual Investment Return of
 End of   Accumulated    ----------------------------------------------------  ----------------------------------------------------
 Policy  at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
  Year    Per Year (3)   (-1.13% Net)  (2.87% Net)  (6.87% Net)  (10.87% Net)  (-1.13% Net)  (2.87% Net)  (6.87% Net)  (10.87% Net)
 ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
    1       $    930       $100,000     $100,000     $100,000      $100,000       $     0      $     0     $      0      $      0
    2       $  1,897       $100,000     $100,000     $100,000      $100,000       $   318      $   399     $    482      $    567
    3       $  2,903       $100,000     $100,000     $100,000      $100,000       $   834      $   990     $  1,156      $  1,331
    4       $  3,948       $100,000     $100,000     $100,000      $100,000       $ 1,336      $ 1,593     $  1,871      $  2,174
    5       $  5,036       $100,000     $100,000     $100,000      $100,000       $ 1,824      $ 2,205     $  2,630      $  3,104
    6       $  6,167       $100,000     $100,000     $100,000      $100,000       $ 2,552      $ 3,083     $  3,691      $  4,388
    7       $  7,344       $100,000     $100,000     $100,000      $100,000       $ 3,271      $ 3,978     $  4,811      $  5,791
    8       $  8,568       $100,000     $100,000     $100,000      $100,000       $ 3,972      $ 4,882     $  5,984      $  7,316
    9       $  9,840       $100,000     $100,000     $100,000      $100,000       $ 4,657      $ 5,797     $  7,215      $  8,978
   10       $ 11,164       $100,000     $100,000     $100,000      $100,000       $ 5,326      $ 6,723     $  8,510      $ 10,793
   15       $ 18,618       $100,000     $100,000     $100,000      $100,000       $ 7,506      $10,607     $ 15,175      $ 21,918
   20       $ 27,688       $100,000     $100,000     $100,000      $100,000       $ 9,636      $15,176     $ 24,617      $ 40,822
   25       $ 38,723       $100,000     $100,000     $100,000      $138,544       $11,146      $20,003     $ 37,527      $ 72,278
   30
(Age 65)    $ 52,149       $100,000     $100,000     $100,000      $206,576       $11,070      $24,194     $ 54,736      $122,847
   35       $ 81,307       $100,000     $100,000     $117,351      $305,573       $27,625      $39,895     $ 78,348      $204,013
   40       $116,782       $100,000     $100,000     $148,528      $451,827       $41,759      $56,938     $109,452      $332,956
   45       $159,942       $100,000     $100,000     $187,430      $670,243       $52,724      $75,959     $149,470      $534,499

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $4,726.61.  For a gross return of 4%, the second  Scheduled
     Premium will be $3,170.52. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES

                                          Death Benefit (2)                                     Cash Surrender Value (2)
                          ----------------------------------------------------  ---------------------------------------------------
                                 Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
             Premiums                 Annual Investment Return of                          Annual Investment Return of
 End of    Accumulated    ----------------------------------------------------  ---------------------------------------------------
 Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
  Year     Per Year (3)   (-1.13% Net)  (2.87% Net)  (6.87% Net)  (10.87% Net)  (-1.13% Net)  (2.87% Net)  (6.87% Net) (10.87% Net)
 ------   --------------  ------------  -----------  -----------  ------------  ------------  -----------  ----------- ------------
    1        $    930       $100,000     $100,019     $100,048      $100,076       $     0      $     0     $      0     $      0
    2        $  1,897       $100,000     $100,035     $100,118      $100,204       $   270      $   351     $    434     $    519
    3        $  2,903       $100,000     $100,048     $100,214      $100,389       $   789      $   945     $  1,111     $  1,286
    4        $  3,948       $100,000     $100,060     $100,339      $100,642       $ 1,310      $ 1,567     $  1,846     $  2,149
    5        $  5,036       $100,000     $100,070     $100,496      $100,970       $ 1,833      $ 2,214     $  2,640     $  3,114
    6        $  6,167       $100,000     $100,129     $100,737      $101,434       $ 2,573      $ 3,104     $  3,712     $  4,409
    7        $  7,344       $100,000     $100,187     $101,020      $101,998       $ 3,296      $ 4,003     $  4,836     $  5,814
    8        $  8,568       $100,000     $100,247     $101,347      $102,676       $ 4,002      $ 4,912     $  6,012     $  7,341
    9        $  9,840       $100,000     $100,308     $101,723      $103,479       $ 4,692      $ 5,831     $  7,246     $  9,002
   10        $ 11,164       $100,000     $100,371     $102,151      $104,424       $ 5,363      $ 6,759     $  8,539     $ 10,812
   15        $ 18,618       $100,000     $100,831     $105,351      $112,007       $ 7,576      $10,670     $ 15,190     $ 21,846
   20        $ 27,688       $100,000     $102,175     $111,456      $127,320       $ 9,717      $15,239     $ 24,520     $ 40,384
   25        $ 38,723       $100,000     $104,723     $121,722      $155,610       $11,225      $19,993     $ 36,992     $ 70,880
   30
(Age 65)     $ 52,149       $100,000     $108,891     $137,641      $205,052       $11,147      $23,891     $ 52,641     $120,052
   35        $ 83,540       $100,000     $110,622     $142,438      $298,788       $27,683      $40,923     $ 72,739     $199,483
   40        $121,732       $100,000     $114,052     $154,103      $441,955       $41,773      $58,879     $ 98,930     $325,681
   45        $168,199       $100,000     $119,626     $175,253      $655,745       $52,712      $77,153     $132,780     $522,937

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $4,726.61.  For a gross return of 4%, the second  Scheduled
     Premium will be $3,567.01. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)                                  Cash Surrender Value (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
             Premiums                 Annual Investment Return of                          Annual Investment Return of
 End of    Accumulated    ----------------------------------------------------  ----------------------------------------------------
 Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
  Year     Per Year (3)   (-1.43% Net)  (2.57% Net)  (6.57% Net)  (10.57% Net)  (-1.43% Net)  (2.57% Net)  (6.57% Net)  (10.57% Net)
 ------   --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
    1        $    930       $100,000     $100,000     $100,000      $100,000        $    0      $     0     $      0     $      0
    2        $  1,897       $100,000     $100,000     $100,000      $100,000        $  268      $   346     $    427     $    510
    3        $  2,903       $100,000     $100,000     $100,000      $100,000        $  751      $   903     $  1,063     $  1,233
    4        $  3,948       $100,000     $100,000     $100,000      $100,000        $1,216      $ 1,463     $  1,732     $  2,023
    5        $  5,036       $100,000     $100,000     $100,000      $100,000        $1,661      $ 2,025     $  2,433     $  2,888
    6        $  6,167       $100,000     $100,000     $100,000      $100,000        $2,290      $ 2,795     $  3,375     $  4,040
    7        $  7,344       $100,000     $100,000     $100,000      $100,000        $2,905      $ 3,571     $  4,358     $  5,286
    8        $  8,568       $100,000     $100,000     $100,000      $100,000        $3,495      $ 4,344     $  5,377     $  6,629
    9        $  9,840       $100,000     $100,000     $100,000      $100,000        $4,062      $ 5,116     $  6,433     $  8,078
   10        $ 11,164       $100,000     $100,000     $100,000      $100,000        $4,602      $ 5,882     $  7,528     $  9,643
   15        $ 18,618       $100,000     $100,000     $100,000      $100,000        $5,932      $ 8,643     $ 12,689     $ 18,730
   20        $ 27,688       $100,000     $100,000     $100,000      $100,000        $6,213      $10,806     $ 18,869     $ 33,026
   25        $ 38,723       $100,000     $100,000     $100,000      $107,232        $4,714      $11,515     $ 25,876     $ 55,943
   30
(Age 65)     $ 52,149       $100,000     $100,000     $100,000      $153,756        $  140      $ 9,234     $ 33,298     $ 91,435
   35        $ 90,072       $100,000     $100,000     $100,000      $215,310        $8,222      $21,576     $ 52,155     $143,749
   40        $136,211       $100,000     $100,000     $106,198      $299,729        $8,604      $30,367     $ 78,258     $220,874
   45        $192,347       $100,000     $100,000     $138,963      $414,863        $    0      $31,109     $110,819     $330,841

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $2,931.92; for a gross return of 12% the premium after age 65 will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                           Death Benefit (2)                                   Cash Surrender Value (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
            Premiums                 Annual Investment Return of                          Annual Investment Return of
 End of   Accumulated    ----------------------------------------------------  ----------------------------------------------------
 Policy  at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
  Year    Per Year (3)   (-1.43% Net)  (2.57% Net)  (6.57% Net)  (10.57% Net)  (-1.43% Net)  (2.57% Net)  (6.57% Net)  (10.57% Net)
 ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
    1       $    930       $100,000     $100,000     $100,020      $100,048        $    0      $     0     $      0      $      0
    2       $  1,897       $100,000     $100,000     $100,056      $100,139        $  212      $   291     $    371      $    454
    3       $  2,903       $100,000     $100,000     $100,109      $100,278        $  695      $   846     $  1,006      $  1,175
    4       $  3,948       $100,000     $100,000     $100,181      $100,472        $1,175      $ 1,421     $  1,688      $  1,979
    5       $  5,036       $100,000     $100,000     $100,275      $100,728        $1,650      $ 2,014     $  2,419      $  2,872
    6       $  6,167       $100,000     $100,000     $100,391      $101,051        $2,287      $ 2,789     $  3,366      $  4,026
    7       $  7,344       $100,000     $100,000     $100,530      $101,451        $2,902      $ 3,565     $  4,346      $  5,267
    8       $  8,568       $100,000     $100,000     $100,696      $101,936        $3,492      $ 4,337     $  5,361      $  6,601
    9       $  9,840       $100,000     $100,000     $100,889      $102,516        $4,059      $ 5,108     $  6,412      $  8,039
   10       $ 11,164       $100,000     $100,000     $101,113      $103,200        $4,599      $ 5,873     $  7,501      $  9,588
   15       $ 18,618       $100,000     $100,000     $102,757      $108,642        $5,930      $ 8,633     $ 12,596      $ 18,481
   20       $ 27,688       $100,000     $100,000     $105,506      $118,987        $6,210      $10,794     $ 18,570      $ 32,051
   25       $ 38,723       $100,000     $100,000     $109,698      $137,216        $4,711      $11,501     $ 24,968      $ 52,486
   30
(Age 65)    $ 52,149       $100,000     $100,000     $115,644      $167,844        $  138      $ 9,216     $ 30,644      $ 82,844
   35       $ 90,072       $100,000     $100,000     $120,474      $198,710        $8,219      $21,553     $ 50,775      $129,011
   40       $136,211       $100,000     $100,000     $129,498      $271,193        $8,601      $30,335     $ 74,325      $199,845
   45       $192,347       $100,000     $100,000     $144,230      $377,527        $    0      $31,055     $101,757      $301,067

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $3,893.61; for a gross return of 12% the premium after age 65 will be $1,114.09. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4

Contract Loans

You may borrow from Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.


If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average " Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2001 ranged from 7.32% to 7.69%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The "Contract debt" is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Prudential will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to reduce it to below the cash surrender value and thus keep the Contract in-force.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 27, and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 29.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the subaccounts and the Real Property Account (collectively, the "variable investment options"), and/or the fixed-rate option to Prudential's general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed-rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable investment options or the fixed-rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options. The loan repayment is first divided between the variable options as a group and the fixed-rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed-rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed-rate option from which the loan was made.

Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 28.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the loan balance while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Lapse and Reinstatement

As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 28.

Neither transfers nor reallocations of premium payments may be made if a Contract is in default.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

2. Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 28.

3. Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable paid-up insurance is not available to insureds in high risk rating classes or if the new guaranteed amount is less than $5,000. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 28.

What Happens If No Request Is Made? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.

Substitution of Series Fund Shares

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each Contract year (except where the Contract is in-force as fixed extended term insurance or fixed reduced paid-up insurance), Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in each portfolio and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

          Contracts Not Classified as Modified Endowment Contracts.

          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.


Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.


Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may acquire the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We will issue such a Contract with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums will be the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We will give illustrations showing premiums and charges if you wish to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See Lapse and Reinstatement, page 27. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Riders

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Participation in Divisible Surplus


The Contract is eligible to be credited part of Prudential's divisible surplus attributable to the Contracts ("dividends"), as determined annually by Prudential's Board of Directors. However, we do not expect to pay any dividends to the Contract owners of the Contract's while they remain in-force because favorable investment performance will be reflected in Contract values and because we intend, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.


Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Prudential will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Unisex Premiums and Benefits

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with unisex mortality rates to employers and employee organizations.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A (Level) Contract's Death Benefit Will Vary, page 18 and How a Form B (Variable) Contract's Death Benefit Will Vary, page 19. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item (b) under Monthly Deductions from Contract Fund, page 11. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.



Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than: (1) 50% of the Scheduled Premiums for the first year; (2) 6% of the Scheduled Premiums for the second through 10th years; and (3) 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year.

Representatives with less than three years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Variable Appreciable Life Subaccounts of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.


As of December 31, 2001 Prudential remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Prudential's financial position.


Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Prudential. Its address and telephone number are on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 68. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2002 ). Member, Audit Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
66. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2002). Member, Investment Committee, Member Committee on Business Ethics. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP in 1998. Former Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Mr. Casellas is also a director of The Swarthmore Group. Age 49. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires June, 2002). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated and Science Applications International Corporation. Age 70. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company, DTE Energy Company, Gilmour Enterprises, Inc., Gilmour Ford, Inc., and Gilmour Properties, LLC. Age 67. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2002). Chairman, Corporate Governance Committee. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray is also a director of JP Morgan Chase & Co.,
Municipal  Bond  Investors   Assurance   Corporation,   Rockwell   International
Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 60. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director CDL, Inc., Yankee Entertainment Sports Network, Hampshire Management Company, James
E. Hanson Management Company and Pascack Community Bank. Age 65. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires June, 2002). Member, Compensation Committee. Retired since 2002. Chairman and Chief Executive Officer, Owens Corning from 1992 to 2002. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 67. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, The Brookings Institution since 1993. Commissioner, US Commission on Civil Rights 1993 to 1998. Ms. Horner is also a director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 60. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Age 70. Address: 751 Broad Street, 21 st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Chemical Bank Chairman's Professor of Economics, Princeton University, where he has served on the faculty since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 69. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Director since 1994 (current term expires June, 2002). Member, Executive Committee; Member, Committee on Business Ethics; Member, Committee on Finance and Dividends. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Age 59. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Chairman of the Volkhov International Business Incubator since 1995. Principal, Investment Strategies International from 1994 to 2000. Ms. Schmertz is also a principal of Microleasing, LLC. Age 67. Address:
751 Broad Street, 21 st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Age 71. Address:
5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires June, 2002). Member, Compensation Committee; Member, Audit Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. Age 70. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2002). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998 and Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 68. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2002). Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Apex Microtechnology Corporation. Age 61. Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires June, 2002). Chairman, Audit Committee; Member, Executive Committee; Member, Corporate Governance Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. and Advanced Medicines, Inc. Age 72. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Partner, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 68. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires June, 2002). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Corporate Governance Committee. Consultant since 1997. Age 74. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Age 59.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Individual Financial Services 2000 to 2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 51.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources of The Prudential Insurance Company of America since 2000 and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Human Resources from 1997 to 2000; prior to
1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 48.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems of The Prudential Insurance Company of America since 1997 and Executive Vice President of Prudential Financial, Inc. since 2001. Age 55.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997. Age 49.

JEAN D. HAMILTON--Executive Vice President, Institutional of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Prudential Institutional 1998 to 2001; President, Diversified Group from 1995 to 1998. Age 55.

RODGER A. LAWSON--Executive Vice President, International Investment and Global Marketing of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, International Investments & Global Marketing Communications from 1998 to 2001; Executive Vice President, Marketing and Planning from 1996 to 1998. Age 55.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001 and Chairman and CEO of Prudential Securities since 2000; Executive Vice President, Global Asset Management 1998 to 2001 and Prudential Securities during 2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998. Age 48.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America since 1997 and Senior Vice President and Chief Financial Officer of Prudential Financial, Inc. since 2001; Controller, Salomon Brothers from 1995 to 1997. Age 54.

ANTHONY S.  PISZEL--Senior  Vice  President and  Comptroller  of The  Prudential
Insurance   Company  of  America  since  2000  and  Senior  Vice  President  and
Comptroller of Prudential Financial, Inc. since 2001; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998. Age 47.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000 and Senior Vice President and Treasurer of Prudential Financial, Inc. since 2002. Vice President and Treasurer from 1995 to 2000. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary of The Prudential Insurance Company of America since 1995 and Vice President and Secretary of Prudential Financial, Inc. since 2001. Age 44.

Prudential officers are elected annually.


                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                 OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001

                                                                            SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                Money       Diversified                        Flexible      Conservative
                                                Market          Bond           Equity          Managed         Balanced
                                              Portfolio      Portfolio       Portfolio        Portfolio       Portfolio
                                             ------------   ------------   --------------   --------------   ------------
ASSETS
  Investment in The Prudential Series
    Fund Inc. Portfolios at net asset value
    [Note 3] .............................   $149,803,902   $163,498,934   $1,356,366,869   $1,267,786,516   $962,475,586
                                             ------------   ------------   --------------   --------------   ------------
  Net Assets .............................   $149,803,902   $163,498,934   $1,356,366,869   $1,267,786,516   $962,475,586
                                             ============   ============   ==============   ==============   ============
NET ASSETS, representing:
  Accumulation units [Note 9] ............   $149,803,902   $163,498,934   $1,356,366,869   $1,267,786,516   $962,475,586
                                             ------------   ------------   --------------   --------------   ------------
                                             $149,803,902   $163,498,934   $1,356,366,869   $1,267,786,516   $962,475,586
                                             ============   ============   ==============   ==============   ============
  Units outstanding ......................     83,793,334     65,406,382      298,796,327      390,792,044    341,216,574
                                             ============   ============   ==============   ==============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A1


                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Small
 High Yield                                    Natural                      Government    Zero Coupon     Prudential  Capitalization
    Bond       Stock Index       Value        Resources        Global         Income       Bond 2005       Jennison        Stock
 Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------



$ 77,870,620   $865,987,367   $508,784,419   $167,655,449   $193,992,871   $ 86,140,675   $ 31,297,477   $451,810,994   $193,635,525
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$ 77,870,620   $865,987,367   $508,784,419   $167,655,449   $193,992,871   $ 86,140,675   $ 31,297,477   $451,810,994   $193,635,525
============   ============   ============   ============   ============   ============   ============   ============   ============

$ 77,870,620   $865,987,367   $508,784,419   $167,655,449   $193,992,871   $ 86,140,675   $ 31,297,477   $451,810,994   $193,635,525
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$ 77,870,620   $865,987,367   $508,784,419   $167,655,449   $193,992,871   $ 86,140,675   $ 31,297,477   $451,810,994   $193,635,525
============   ============   ============   ============   ============   ============   ============   ============   ============
  37,841,595    174,445,809    105,681,938     44,246,746    113,393,328     35,528,045     11,071,241    191,013,777     85,493,891
============   ============   ============   ============   ============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A2


                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                 OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999

                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                           Money Market                              Diversified Bond
                                                            Portfolio                                    Portfolio
                                            ------------------------------------------   ------------------------------------------
                                                2001           2000           1999           2001           2000           1999
                                            ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividend income ........................  $  5,691,321   $  7,374,565   $  5,770,360   $  9,660,311   $  9,363,742   $          0
                                            ------------   ------------   ------------   ------------   ------------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] ............................     1,004,822        857,383        820,458      1,154,591      1,055,858      1,044,261
  Reimbursement for excess expenses
    [Note 4D] ............................             0              0              0              0              0              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET EXPENSES .............................     1,004,822        857,383        820,458      1,154,591      1,055,858      1,044,261
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) .............     4,686,499      6,517,182      4,949,902      8,505,720      8,307,884     (1,044,261)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...             0              0              0              0         18,515        399,858
  Realized gain (loss) on shares redeemed              0              0              0      1,463,159         86,063        (62,342)
  Net change in unrealized gain (loss) on
    investments ..........................             0              0              0       (379,997)     4,554,260     (1,453,759)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS ...........             0              0              0      1,083,162      4,658,838     (1,116,243)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................  $  4,686,499   $  6,517,182   $  4,949,902   $  9,588,882   $ 12,966,722   $ (2,160,504)
                                             ============   ============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A3


                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                   Equity                                 Flexible Managed                           Conservative Balanced
                 Portfolio                                    Portfolio                                    Portfolio
-------------------------------------------   ------------------------------------------   -----------------------------------------
    2001            2000           1999           2001           2000           1999           2001           2000          1999
-------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------

$  11,778,719   $ 28,717,308   $ 26,581,947   $ 49,145,298   $ 51,475,016   $     66,382   $ 33,596,157   $ 39,032,025  $ 45,641,073
-------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------


   10,233,632     10,912,470     11,249,143      9,313,450     10,246,499     10,502,693      7,282,105      7,930,987     8,224,025

            0              0              0              0              0              0              0              0             0
-------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------
   10,233,632     10,912,470     11,249,143      9,313,450     10,246,499     10,502,693      7,282,105      7,930,987     8,224,025
-------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------
    1,545,087     17,804,838     15,332,804     39,831,848     41,228,517    (10,436,311)    26,314,052     31,101,038    37,417,048
-------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------


   74,972,452    252,626,405    188,845,438     18,948,318     20,228,730     16,843,257     10,268,699      7,927,522     6,358,209
  (11,972,627)    12,712,901     27,402,970     (5,121,442)     3,425,308      2,080,576     (3,219,178)     2,714,849     2,277,146

 (248,117,507)  (246,644,445)   (58,596,445)  (141,197,546)   (96,184,606)    91,955,490    (61,523,825)   (54,474,725)   18,533,490
-------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------
 (185,117,682)    18,694,861    157,651,963   (127,370,670)   (72,530,568)   110,879,323    (54,474,304)   (43,832,354)   27,168,845
-------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------


$(183,572,595)  $ 36,499,699   $172,984,767   $(87,538,822)  $(31,302,051)  $100,443,012   $(28,160,252)  $(12,731,316) $ 64,585,893
=============   ============   ============   ============   ============   ============   ============   ============  ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A4


                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                 OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999

                                                                                SUBACCOUNTS
                                              --------------------------------------------------------------------------------------
                                                          High Yield Bond                               Stock Index
                                                             Portfolio                                   Portfolio
                                              ---------------------------------------   --------------------------------------------
                                                  2001          2000          1999          2001            2000            1999
                                              -----------   ------------   ----------   -------------   -------------   ------------
INVESTMENT INCOME
  Dividend income ........................    $ 9,427,159   $  9,628,996   $  251,218   $   9,128,445   $   9,144,548   $ 10,125,645
                                              -----------   ------------   ----------   -------------   -------------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] ............................        580,357        601,288      655,946       6,421,387       7,509,378      6,675,340
  Reimbursement for excess expenses
    [Note 4D] ............................              0              0            0               0               0              0
                                              -----------   ------------   ----------   -------------   -------------   ------------
NET EXPENSES .............................        580,357        601,288      655,946       6,421,387       7,509,378      6,675,340
                                              -----------   ------------   ----------   -------------   -------------   ------------
NET INVESTMENT INCOME (LOSS) .............      8,846,802      9,027,708     (404,728)      2,707,058       1,635,170      3,450,305
                                              -----------   ------------   ----------   -------------   -------------   ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received ...              0              0            0      51,332,600      35,213,342     12,472,929
  Realized gain (loss) on shares redeemed      (1,984,736)    (1,139,978)    (966,582)     14,703,822      16,646,062     19,189,378
  Net change in unrealized gain (loss) on
    investments ..........................     (7,772,594)   (15,147,733)   4,891,833    (196,280,113)   (160,730,652)   136,915,479
                                              -----------   ------------   ----------   -------------   -------------   ------------
NET GAIN (LOSS) ON INVESTMENTS ...........     (9,757,330)   (16,287,711)   3,925,251    (130,243,691)   (108,871,248)   168,577,786
                                              -----------   ------------   ----------   -------------   -------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................    $  (910,528)  $ (7,260,003)  $3,520,523   $(127,536,633)  $(107,236,078)  $172,028,091
                                              ===========   ============   ==========   =============   =============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A5


                                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                  Value                                 Natural Resources                                  Global
                Portfolio                                   Portfolio                                    Portfolio
-----------------------------------------   ------------------------------------------   ------------------------------------------
    2001           2000          1999           2001           2000           1999           2001           2000           1999
------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------

$  8,012,590   $ 10,338,921  $ 10,876,592   $  4,569,398   $  2,246,913   $    828,632   $    734,834   $  1,914,868   $    678,214
------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------


   3,558,508      3,178,543     3,285,457      1,269,044      1,130,994        860,970      1,440,781      1,752,355      1,111,465

           0              0             0              0        (52,472)             0              0              0              0
------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------
   3,558,508      3,178,543     3,285,457      1,269,044      1,078,522        860,970      1,440,781      1,752,355      1,111,465
------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------

   4,454,082      7,160,378     7,591,135      3,300,354      1,168,391        (32,338)      (705,947)       162,513       (433,251)
------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------

  47,413,973     35,832,915    53,052,638     12,136,574              0              0     48,429,909     16,578,985      1,189,193
     555,997      2,234,121     7,546,600      2,496,491      1,446,040       (996,568)    (7,478,356)       917,015      3,166,922

 (66,822,363)    20,197,962   (16,047,855)   (39,222,307)    48,289,388     44,575,398    (83,717,864)   (70,915,302)    67,191,804
------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------
 (18,852,393)    58,264,998    44,551,383    (24,589,242)    49,735,428     43,578,830    (42,766,311)   (53,419,302)    71,547,919
------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------


$(14,398,311)  $ 65,425,376  $ 52,142,518   $(21,288,888)  $ 50,903,819   $ 43,546,492   $(43,472,258)  $(53,256,789)  $ 71,114,668
============   ============  ============   ============   ============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A6


                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                 OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999

                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                        Government Income                         Zero Coupon Bond 2005
                                                            Portfolio                                   Portfolio
                                            ------------------------------------------   ------------------------------------------
                                                2001           2000           1999           2001           2000           1999
                                            ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividend income ........................  $  4,784,342   $  5,648,734   $          0   $  1,385,091   $  1,311,810   $          0
                                            ------------   ------------   ------------   ------------   ------------   ------------
EXPENSES
  Charges to contract owners for
    assuming mortality risk and expense
    risk [Note 4A] .......................       583,403        526,543        558,812        210,398        176,253        182,727
  Reimbursement for excess expenses
    [Note 4D] ............................             0              0              0        (70,463)       (62,379)       (48,249)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET EXPENSES .............................       583,403        526,543        558,812        139,935        113,874        134,478
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) .............     4,200,939      5,122,191       (558,812)     1,245,156      1,197,936       (134,478)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received ...             0        207,832              0         85,965        571,483              0
  Realized gain (loss) on shares
    redeemed .............................       283,112        252,459        202,656        218,899        154,012        173,356
  Net change in unrealized gain (loss) on
    investments ..........................     1,175,305      2,791,970     (2,381,684)       593,587      1,233,222     (1,723,392)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS ...........     1,458,417      3,252,261     (2,179,028)       898,451      1,958,717     (1,550,036)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................  $  5,659,356   $  8,374,452   $ (2,737,840)  $  2,143,607   $  3,156,653   $ (1,684,514)
                                            ============   ============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A7


                                  SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------
             Prudential Jennison                      Small Capitalization Stock
                  Portfolio                                    Portfolio
--------------------------------------------   ------------------------------------------
     2001            2000           1999           2001           2000           1999
-------------   -------------   ------------   ------------   ------------   ------------

$     796,086   $     384,515   $    541,083   $    913,206   $    757,408   $          0
-------------   -------------   ------------   ------------   ------------   ------------

    3,229,200       3,978,955      2,115,948      1,222,068      1,016,226        722,960

            0               0              0              0              0              0
-------------   -------------   ------------   ------------   ------------   ------------
    3,229,200       3,978,955      2,115,948      1,222,068      1,016,226        722,960
-------------   -------------   ------------   ------------   ------------   ------------
   (2,433,114)     (3,594,440)    (1,574,865)      (308,862)      (258,818)      (722,960)
-------------   -------------   ------------   ------------   ------------   ------------


    4,599,398      76,293,654     18,100,277     23,632,037      7,672,269      1,918,174

   (8,820,129)      1,403,528      1,956,464       (688,954)     1,507,428       (120,414)

  (96,533,999)   (198,113,004)    99,641,732    (13,837,562)     7,541,609     12,549,193
-------------   -------------   ------------   ------------   ------------   ------------
 (100,754,730)   (120,415,822)   119,698,473      9,105,521     16,721,306     14,346,953
-------------   -------------   ------------   ------------   ------------   ------------


$(103,187,844)  $(124,010,262)  $118,123,608   $  8,796,659   $ 16,462,488   $ 13,623,993
=============   =============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A8


                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                 OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                                  SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                            Money Market                               Diversified Bond
                                                             Portfolio                                    Portfolio
                                             ------------------------------------------   -----------------------------------------
                                                 2001           2000           1999           2001           2000           1999
                                             ------------   ------------   ------------   ------------   ------------  ------------
OPERATIONS
  Net investment income (loss) ...........   $  4,686,499   $  6,517,182   $  4,949,902   $  8,505,720   $  8,307,884  $ (1,044,261)
  Capital gains distributions received ...              0              0              0              0         18,515       399,858
  Realized gain (loss) on shares redeemed               0              0              0      1,463,159         86,063       (62,342)
  Net change in unrealized gain (loss) on
    investments ..........................              0              0              0       (379,997)     4,554,260    (1,453,759)
                                             ------------   ------------   ------------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..............      4,686,499      6,517,182      4,949,902      9,588,882     12,966,722    (2,160,504)
                                             ------------   ------------   ------------   ------------   ------------  ------------
CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ............     27,534,492     33,271,809     29,999,800     20,475,507     23,708,710    23,078,475
  Policy Loans ...........................     (3,880,970)    (2,951,631)    (3,827,696)    (3,509,028)    (2,951,317)   (3,188,191)
  Policy Loan Repayments and Interest ....      2,987,045      1,690,948      2,588,192      2,352,792      1,966,848     2,135,135
  Surrenders, Withdrawals and Death Benefits  (16,502,180)   (10,207,810)   (11,775,018)   (27,437,627)    (7,206,907)   (8,911,486)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option .................      9,817,151    (13,623,199)     2,629,991     13,343,277     (6,126,033)     (138,588)
  Withdrawal and Other Charges ...........     (9,841,971)    (8,128,780)    (8,860,933)   (10,978,673)    (9,969,514)  (10,654,538)
                                             ------------   ------------   ------------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ...........................     10,113,567         51,337     10,754,336     (5,753,752)      (578,213)    2,320,807
                                             ------------   ------------   ------------   ------------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................     14,800,066      6,568,519     15,704,238      3,835,130     12,388,509       160,303

NET ASSETS:
  Beginning of year ......................    135,003,836    128,435,317    112,731,079    159,663,804    147,275,295   147,114,992
                                             ------------   ------------   ------------   ------------   ------------  ------------
  End of year ............................   $149,803,902   $135,003,836   $128,435,317   $163,498,934   $159,663,804  $147,275,295
                                             ============   ============   ============   ============   ============  ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A9


                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------
                    Equity                                         Flexible Managed
                   Portfolio                                          Portfolio
------------------------------------------------   ------------------------------------------------
     2001             2000             1999             2001             2000             1999
--------------   --------------   --------------   --------------   --------------   --------------

$    1,545,087   $   17,804,838   $   15,332,804   $   39,831,848   $   41,228,517   $  (10,436,311)
    74,972,452      252,626,405      188,845,438       18,948,318       20,228,730       16,843,257
   (11,972,627)      12,712,901       27,402,970       (5,121,442)       3,425,308        2,080,576

  (248,117,507)    (246,644,445)     (58,596,445)    (141,197,546)     (96,184,606)      91,955,490
--------------   --------------   --------------   --------------   --------------   --------------

  (183,572,595)      36,499,699      172,984,767      (87,538,822)     (31,302,051)     100,443,012
--------------   --------------   --------------   --------------   --------------   --------------

   209,889,474      222,204,944      222,112,390      152,653,244      160,739,340      155,685,002
   (39,007,160)     (44,682,481)     (46,925,941)     (27,811,107)     (32,903,486)     (33,487,354)
    29,559,815       26,549,494       25,863,007       22,716,426       20,974,631       20,075,111
  (107,153,507)     (89,287,653)     (94,909,037)     (89,055,901)     (73,837,706)     (67,752,219)

   (11,110,043)     (93,203,124)     (59,651,177)     (11,269,057)     (64,915,895)     (36,216,054)
  (103,407,621)    (110,324,713)    (122,798,555)     (82,084,813)     (89,144,922)     (98,917,196)
--------------   --------------   --------------   --------------   --------------   --------------


   (21,229,042)     (88,743,533)     (76,309,313)     (34,851,208)     (79,088,038)     (60,612,710)
--------------   --------------   --------------   --------------   --------------   --------------


  (204,801,637)     (52,243,834)      96,675,454     (122,390,030)    (110,390,089)      39,830,302


 1,561,168,506    1,613,412,340    1,516,736,886    1,390,176,546    1,500,566,635    1,460,736,333
--------------   --------------   --------------   --------------   --------------   --------------
$1,356,366,869   $1,561,168,506   $1,613,412,340   $1,267,786,516   $1,390,176,546   $1,500,566,635
==============   ==============   ==============   ==============   ==============   ==============


            SUBACCOUNTS (Continued)
------------------------------------------------
             Conservative Balanced
                   Portfolio
------------------------------------------------
     2001             2000             1999
--------------   --------------   --------------

$   26,314,052   $   31,101,038   $   37,417,048
    10,268,699        7,927,522        6,358,209
    (3,219,178)       2,714,849        2,277,146

   (61,523,825)     (54,474,725)      18,533,490
--------------   --------------   --------------

   (28,160,252)     (12,731,316)      64,585,893
--------------   --------------   --------------

   124,589,424      132,066,783      122,128,969
   (21,870,768)     (24,363,776)     (23,665,043)
    17,263,176       15,280,452       15,558,408
   (80,372,641)     (67,850,819)     (64,392,473)

   (11,000,589)     (60,909,587)     (27,102,834)
   (71,104,797)     (76,776,722)     (84,858,651)
--------------   --------------   --------------


   (42,496,195)     (82,553,669)     (62,331,624)
--------------   --------------   --------------


   (70,656,447)     (95,284,985)       2,254,269


 1,033,132,033    1,128,417,018    1,126,162,749
--------------   --------------   --------------
$  962,475,586   $1,033,132,033   $1,128,417,018
==============   ==============   ==============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A10


                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                 OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                               SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                        High Yield Bond                               Stock Index
                                                           Portfolio                                   Portfolio
                                            ----------------------------------------  ---------------------------------------------
                                                2001          2000          1999           2001           2000            1999
                                            ------------  ------------  ------------  -------------  --------------  --------------
OPERATIONS
  Net investment income (loss) ...........  $  8,846,802  $  9,027,708  $   (404,728) $   2,707,058  $    1,635,170  $    3,450,305
  Capital gains distributions received ...             0             0             0     51,332,600      35,213,342      12,472,929
  Realized gain (loss) on shares
    redeemed .............................    (1,984,736)   (1,139,978)     (966,582)    14,703,822      16,646,062      19,189,378
  Net change in unrealized gain (loss) on
    investments ..........................    (7,772,594)  (15,147,733)    4,891,833   (196,280,113)   (160,730,652)    136,915,479
                                            ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................      (910,528)   (7,260,003)    3,520,523   (127,536,633)   (107,236,078)    172,028,091
                                            ------------  ------------  ------------  -------------  --------------  --------------
CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ............    13,869,897    14,981,479    15,705,252    137,075,014     143,813,535     128,537,549
  Policy Loans ...........................    (1,978,781)   (2,126,320)   (2,428,091)   (22,073,451)    (31,788,094)    (27,496,074)
  Policy Loan Repayments and Interest ....     1,582,960     1,428,737     1,801,343     18,345,046      16,352,451      14,533,537
  Surrenders, Withdrawals and Death
    Benefits .............................    (6,304,511)   (5,853,422)   (6,795,370)   (72,921,724)    (55,218,390)    (53,330,346)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....       508,338    (6,209,425)   (7,871,916)    (9,290,237)     43,134,926      55,524,073
  Withdrawal and Other Charges ...........    (6,339,467)   (6,624,832)   (7,570,585)   (63,635,362)    (69,977,646)    (68,714,043)
                                            ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ............     1,338,436    (4,403,783)   (7,159,367)   (12,500,714)     46,316,782      49,054,696
                                            ------------  ------------  ------------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................       427,908   (11,663,786)   (3,638,844)  (140,037,347)    (60,919,296)    221,082,787

NET ASSETS:
  Beginning of year ......................    77,442,712    89,106,498    92,745,342  1,006,024,714   1,066,944,010     845,861,223
                                            ------------  ------------  ------------  -------------  --------------  --------------
  End of year ............................  $ 77,870,620  $ 77,442,712  $ 89,106,498  $ 865,987,367  $1,006,024,714  $1,066,944,010
                                            ============  ============  ============  =============  ==============  ==============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A11


                                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                 Value                                  Natural Resources                                 Global
               Portfolio                                    Portfolio                                    Portfolio
-----------------------------------------   ------------------------------------------   ------------------------------------------
    2001          2000           1999           2001           2000           1999           2001          2000           1999
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$  4,454,082  $  7,160,378   $  7,591,135   $  3,300,354   $  1,168,391   $    (32,338)  $   (705,947)  $    162,513   $   (433,251)
  47,413,973    35,832,915     53,052,638     12,136,574              0              0     48,429,909     16,578,985      1,189,193

     555,997     2,234,121      7,546,600      2,496,491      1,446,040       (996,568)    (7,478,356)       917,015      3,166,922

 (66,822,363)   20,197,962    (16,047,855)   (39,222,307)    48,289,388     44,575,398    (83,717,864)   (70,915,302)    67,191,804
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


 (14,398,311)   65,425,376     52,142,518    (21,288,888)    50,903,819     43,546,492    (43,472,258)   (53,256,789)    71,114,668
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  67,102,332    71,330,448     72,746,641     20,961,477     20,736,773     19,035,268     39,726,205     39,422,009     30,573,669
 (12,626,611)  (12,152,062)   (11,949,900)    (5,632,002)    (5,274,402)    (3,632,049)    (5,525,598)    (7,601,293)    (4,548,965)
   9,238,764     6,794,156      7,032,090      3,955,717      2,852,604      2,491,659      3,646,145      3,673,153      2,204,939

 (36,169,132)  (28,058,562)   (28,641,449)   (12,988,975)    (9,139,215)    (7,347,934)   (17,174,664)   (12,990,958)    (8,960,008)

  14,858,828   (31,865,939)   (30,030,572)     2,026,948      6,363,934     (7,955,642)    (6,966,843)    60,926,199      8,628,134
 (35,679,010)  (33,187,893)   (37,398,609)   (11,988,845)   (10,947,076)    (9,809,178)   (16,037,216)   (17,867,845)   (13,826,989)
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


   6,725,171   (27,139,852)   (28,241,799)    (3,665,680)     4,592,618     (7,217,876)    (2,331,971)    65,561,265     14,070,780
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  (7,673,140)   38,285,524     23,900,719    (24,954,568)    55,496,437     36,328,616    (45,804,229)    12,304,476     85,185,448

 516,457,559   478,172,035    454,271,316    192,610,017    137,113,580    100,784,964    239,797,100    227,492,624    142,307,176
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$508,784,419  $516,457,559   $478,172,035   $167,655,449   $192,610,017   $137,113,580   $193,992,871   $239,797,100   $227,492,624
============  ============   ============   ============   ============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A12


                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                 OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                         Government Income                          Zero Coupon Bond 2005
                                                            Portfolio                                    Portfolio
                                            ------------------------------------------   ------------------------------------------
                                                2001           2000           1999           2001           2000           1999
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss) ...........  $  4,200,939   $  5,122,191   $   (558,812)  $  1,245,156   $  1,197,936   $   (134,478)
  Capital gains distributions received ...             0        207,832              0         85,965        571,483              0
  Realized gain (loss) on shares
    redeemed .............................       283,112        252,459        202,656        218,899        154,012        173,356
  Net change in unrealized gain (loss) on
    investments ..........................     1,175,305      2,791,970     (2,381,684)       593,587      1,233,222     (1,723,392)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................     5,659,356      8,374,452     (2,737,840)     2,143,607      3,156,653     (1,684,514)
                                            ------------   ------------   ------------   ------------   ------------   ------------
CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ............     9,722,487     10,001,668      9,581,320      3,814,011      3,930,514      4,018,488
  Policy Loans ...........................    (1,666,128)    (1,728,314)    (1,721,711)      (773,342)      (577,560)      (686,257)
  Policy Loan Repayments and Interest ....     1,051,944      1,175,401      1,350,789        443,285        373,675        489,420
  Surrenders, Withdrawals and Death
    Benefits .............................    (5,767,837)    (4,754,839)    (4,700,068)    (1,926,411)    (1,588,510)    (1,806,470)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....     5,767,450     (5,631,209)    (3,068,530)     2,047,975     (1,024,182)      (266,565)
  Withdrawal and Other Charges ...........    (5,574,683)    (5,278,276)    (6,002,933)    (2,040,847)    (1,853,532)    (2,105,602)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ............     3,533,233     (6,215,569)    (4,561,133)     1,564,671       (739,595)      (356,986)
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................     9,192,589      2,158,883     (7,298,973)     3,708,278      2,417,058     (2,041,500)

NET ASSETS:
  Beginning of year ......................    76,948,086     74,789,203     82,088,176     27,589,199     25,172,141     27,213,641
                                            ------------   ------------   ------------   ------------   ------------   ------------
  End of year ............................  $ 86,140,675   $ 76,948,086   $ 74,789,203   $ 31,297,477   $ 27,589,199   $ 25,172,141
                                            ============   ============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A13


                                  SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------
            Prudential Jennison                        Small Capitalization Stock
                 Portfolio                                     Portfolio
--------------------------------------------   ------------------------------------------
    2001             2000           1999           2001           2000           1999
-------------   -------------   ------------   ------------   ------------   ------------
$  (2,433,114)  $  (3,594,440)  $ (1,574,865)  $   (308,862)  $   (258,818)  $   (722,960)
    4,599,398      76,293,654     18,100,277     23,632,037      7,672,269      1,918,174

   (8,820,129)      1,403,528      1,956,464       (688,954)     1,507,428       (120,414)

  (96,533,999)   (198,113,004)    99,641,732    (13,837,562)     7,541,609     12,549,193
-------------   -------------   ------------   ------------   ------------   ------------

 (103,187,844)   (124,010,262)   118,123,608      8,796,659     16,462,488     13,623,993
-------------   -------------   ------------   ------------   ------------   ------------

  111,015,272     108,600,153     78,282,647     32,282,679     32,656,540     33,299,141
  (13,191,797)    (19,316,019)   (10,302,874)    (4,340,288)    (4,098,063)    (2,635,093)
   10,310,202       8,402,856      3,885,895      2,986,031      1,893,411      1,315,700

  (38,427,779)    (26,583,880)   (17,393,950)   (13,305,043)    (7,538,778)    (6,184,134)

  (12,719,136)    180,065,121    115,758,631      9,684,724     19,309,712     (1,129,735)
  (42,382,485)    (47,004,963)   (32,069,991)   (14,905,120)   (13,092,750)   (12,025,009)
-------------   -------------   ------------   ------------   ------------   ------------


   14,604,277     204,163,268    138,160,358     12,402,983     29,130,072     12,640,870
-------------   -------------   ------------   ------------   ------------   ------------

  (88,583,567)     80,153,006    256,283,966     21,199,642     45,592,560     26,264,863

  540,394,561     460,241,555    203,957,589    172,435,883    126,843,323    100,578,460
-------------   -------------   ------------   ------------   ------------   ------------
$ 451,810,994   $ 540,394,561   $460,241,555   $193,635,525   $172,435,883   $126,843,323
=============   =============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT
                                December 31, 2001


Note 1:   General

          The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL"), Prudential Survivorship Preferred ("SVUL") and Prudential Variable Universal Life ("PVUL") contracts are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Investment options vary by contract. Options available to the PVAL are: Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio. These financial statements relate only to the subaccounts available to the PVAL contract owners.

          The Series Fund is a diversified open-end management investment company, and is managed by Prudential.


Note 2:   Significant Accounting Policies

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          INVESTMENTS--The investments in shares of the Series Fund are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

          SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                       A15

Note 3:   Investment Information for The Prudential Variable Appreciable Account

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2001 were as follows:


                                                                    PORTFOLIOS
                                 ----------------------------------------------------------------------------------
                                     Money         Diversified                         Flexible       Conservative
                                     Market            Bond            Equity          Managed          Balanced
                                 --------------   --------------   --------------   --------------   --------------
Number of shares (rounded):          14,980,390       14,392,512       66,196,529       85,719,169       70,305,010
Net asset value per share:       $        10.00   $        11.36   $        20.49   $        14.79   $        13.69
Cost:                            $  149,803,902   $  159,403,802   $1,638,550,300   $1,422,830,400   $1,039,035,686


                                                               PORTFOLIOS (Continued)
                                 ----------------------------------------------------------------------------------
                                  High Yield          Stock                             Natural
                                     Bond             Index            Value           Resources         Global
                                 --------------   --------------   --------------   --------------   --------------
Number of shares (rounded):          14,420,485       27,370,018       28,407,840        8,773,179       12,687,565
Net asset value per share:       $         5.40   $        31.64   $        17.91   $        19.11   $        15.29
Cost:                            $  105,352,732   $  672,627,470   $  515,238,599   $  144,749,435   $  251,767,455


                                                      PORTFOLIOS (Continued)
                                 -----------------------------------------------------------------
                                                                                        Small
                                   Government      Zero Coupon       Prudential     Capitalization
                                     Income         Bond 2005         Jennison          Stock
                                 --------------   --------------   --------------   --------------
Number of shares (rounded):           7,026,156        2,272,874       24,330,156       12,508,755
Net asset value per share:       $        12.26   $        13.77   $        18.57   $        15.48
Cost:                            $   81,023,423   $   28,481,114   $  590,108,345   $  187,269,167



                                      A16

Note 4:   Charges and Expenses

          A. Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, at an effective annual rate of up to 0.90%, are applied daily against the net assets of PVAL, SVUL and PVUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. Prudential currently intends to charge only 0.60% on PVAL contracts with face amounts of $100,000 or more and for PVUL contracts but reserves the right to make the full 0.90% charge.

          B. Deferred Sales Charge

          A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          C. Partial Withdrawal Charge

          A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

          D. Expense Reimbursement

          The Account is reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of 0.40% for the Zero Coupon Bond 2005 Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Value Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the PVAL product's average net assets of these portfolios.

          The Account is reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the SVUL product's average daily net assets, of the Zero Coupon Bond 2005 Portfolio.

          E. Cost of Insurance and Other Related Charges

          Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.


Note 5:   Taxes

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A17

Note 6:   Unit Activity

            Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001, 2000, and 1999 were as follows:


                                                                          SUBACCOUNTS
                                   ---------------------------------------------------------------------------------------
                                                  Money Market                               Diversified Bond
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                       2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:       105,091,671    114,194,561    120,477,063     18,552,419     14,105,601     22,216,255
Contract Owner Redemptions:         (98,974,223)  (113,537,294)  (114,736,198)   (20,248,087)   (14,109,854)   (20,070,222)


                                                                   SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                     Equity                                  Flexible Managed
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                       2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:        50,172,529     55,966,094     60,448,440     46,753,155     51,084,427     55,689,347
Contract Owner Redemptions:         (53,678,358)   (71,783,274)   (74,869,027)   (56,876,097)   (72,728,803)   (72,365,779)


                                                                   SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                             Conservative Balanced                           High Yield Bond
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                       2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:        44,140,060     48,304,976     53,724,364     26,551,188      9,772,562     19,247,980
Contract Owner Redemptions:         (58,485,082)   (75,572,311)   (74,929,420)   (25,743,919)   (11,186,778)   (22,299,293)


                                                                   SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                  Stock Index                                     Value
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                       2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:        31,193,542     18,523,899     47,997,403     26,288,127     10,949,452     27,292,681
Contract Owner Redemptions:         (32,538,122)    (9,320,711)   (36,168,261)   (23,928,211)   (16,366,923)   (33,584,226)


                                                                   SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                               Natural Resources                                  Global
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                       2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:        10,139,747     11,181,487     13,026,517     49,140,870     54,236,060     42,507,388
Contract Owner Redemptions:         (11,220,306)    (9,870,064)   (15,783,619)   (50,342,322)   (28,429,088)   (35,405,377)


                                                                   SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                                                               Zero Coupon
                                               Government Income                                Bond 2005
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                       2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:         8,397,877     39,174,643      9,143,771      4,868,178      7,524,495      5,288,563
Contract Owner Redemptions:          (6,765,955)   (42,127,527)   (11,091,943)    (4,291,802)    (7,599,500)    (5,103,196)


                                                                   SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                              Prudential Jennison                       Small Capitalization Stock
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                       2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:        55,276,289     83,460,460     81,466,185     32,115,699     27,168,501     44,995,701
Contract Owner Redemptions:         (49,463,953)   (27,512,457)   (33,061,952)   (26,529,805)   (13,174,204)   (37,335,362)



                                      A18

Note 7:   Purchases and Sales of Investments

            The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2001 were as follows:


                                                                    PORTFOLIOS
                                 ----------------------------------------------------------------------------------
                                     Money         Diversified        Flexible         Flexible       Conservative
                                     Market            Bond            Equity          Managed          Balanced
                                 --------------   --------------   --------------   --------------   --------------
Purchases ....................   $  119,592,728   $   17,909,916   $   56,285,702   $   26,864,265   $   17,435,883
Sales ........................   $ (110,483,982)  $  (24,818,260)  $  (87,748,376)  $  (71,028,922)  $  (67,214,182)


                                                               PORTFOLIOS (Continued)
                                 ----------------------------------------------------------------------------------
                                  High Yield          Stock                              Natural
                                     Bond             Index            Value            Resources           Global
                                 --------------   --------------   --------------   --------------   --------------

Purchases ....................   $   26,431,494   $   39,362,990   $   38,739,750   $   10,971,372   $   52,785,875
Sales ........................   $  (25,673,415)  $  (58,285,091)  $  (35,573,088)  $  (15,906,097)  $  (56,558,625)


                                                      PORTFOLIOS (Continued)
                                 -----------------------------------------------------------------
                                                                                        Small
                                   Government      Zero Coupon       Prudential     Capitalization
                                     Income         Bond 2005         Jennison          Stock
                                 --------------   --------------   --------------   --------------
Purchases ....................   $    8,371,193   $    6,666,696   $   47,166,755   $   36,889,938
Sales ........................   $   (5,421,363)  $   (5,241,960)  $  (35,791,678)  $  (25,709,023)



Note 8:   Related Party Transactions

          Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 2001. Equity of contracts owners in the Flexible Managed subaccount at December 31, 2001 includes approximately $241 million by Prudential.

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.


                                       A19

Note 9:   Financial Highlights

          Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 2001. Equity of contracts owners in the Flexible Managed subaccount at December 31, 2001 includes approximately $241 million by Prudential.

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

                                                 At December 31, 2001                   For the year ended December 31, 2001
                                       ----------------------------------------- ---------------------------------------------------
                                       Units                          Net Assets  Investment
                                       (000s)      Unit Fair Value      (000s)   Income Ratio*  Expense Ratio**    Total Return***
                                       ------   --------------------  ---------- ------------- -----------------  ------------------
Money Market Portfolio. .............  83,793   $1.25552 to $1.89767     149,804      3.97%      0.60% to 0.90%     3.17% to   3.48%
Diversified Bond Portfolio ..........  65,406   $1.31342 to $2.65097     163,498      6.00%      0.60% to 0.90%     6.03% to   6.34%
Equity Portfolio .................... 298,796   $1.37832 to $4.72760   1,356,367      0.83%      0.60% to 0.90%   -11.97% to -11.71%
Flexible Managed Portfolio .......... 390,792   $1.26663 to $3.31989   1,267,787      3.76%      0.60% to 0.90%    -6.52% to  -6.24%
Conservative Balanced Portfolio ..... 341,217   $1.28828 to $2.89478     962,475      3.40%      0.60% to 0.90%    -2.89% to  -2.60%
High Yield Bond Portfolio ...........  37,842   $1.03945 to $2.39981      77,871     11.77%      0.60% to 0.90%    -1.32% to  -1.03%
Stock Index Portfolio ............... 174,445   $1.60022 to $5.33848     865,988      1.00%      0.60% to 0.90%   -12.83% to -12.57%
Value Portfolio ..................... 105,682   $1.68979 to $5.06872     508,784      1.58%      0.60% to 0.90%    -2.94% to  -2.66%
Natural Resources Portfolio .........  44,246   $1.61952 to $3.88226     167,655      2.58%      0.60% to 0.90%   -10.88% to -10.62%
Global Portfolio .................... 113,393   $1.33447 to $1.73500     193,992      0.35%      0.60% to 0.90%   -18.35% to -18.10%
Government Income Portfolio .........  35,529   $1.38233 to $2.50199      86,141      5.87%      0.60% to 0.90%     7.10% to   7.42%
Zero Coupon Bond 2005 Portfolio .....  11,071   $1.39953 to $3.04194      31,298      4.66%      0.35% to 0.65%     7.41% to   7.72%
Prudential Jennison Portfolio ....... 191,014   $1.66508 to $2.39981     451,811      0.17%      0.60% to 0.90%   -18.98% to -18.74%
Small Capitalization Stock Portfolio   85,494   $1.98657 to $2.30107     193,636      0.51%      0.60% to 0.90%     4.62% to   4.92%



------------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2001.


                                       A20

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Variable Appreciable Life Subaccounts of the
Prudential Variable Appreciable Account
And the Board of Directors of
The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Universal Life Subaccounts (as defined in Note 1) of the Prudential Variable Appreciable Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
April 15, 2002


                                       A21

        THE PRUDENTIAL INSURANCE
        COMPANY OF AMERICA
        Consolidated Financial Statements and
        Report of Independent Accountants
        December 31, 2001 and 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 12, 2002

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (in Millions)
--------------------------------------------------------------------------------

                                                                                                 2001          2000
                                                                                                 ----          ----
ASSETS
Fixed maturities:
    Available for sale, at fair value (amortized cost:  2001 - $83,304; 2000 - $83,115)...     $  85,586     $  83,827
    Held to maturity, at amortized cost (fair value:  2001 - $0; 2000 - $12,615) .........            --        12,448
Trading account assets, at fair value ....................................................           882         7,217
Equity securities, available for sale, at fair value (cost:  2001 - $992; 2000 -
    $2,266) ..............................................................................         1,069         2,317

Commercial loans .........................................................................        14,909        15,919
Policy loans .............................................................................         7,930         8,046
Securities purchased under agreements to resell ..........................................           110         5,395
Cash collateral for borrowed securities ..................................................            --         3,858
Other long-term investments ..............................................................         3,824         4,459
Short-term investments ...................................................................         4,048         5,029
                                                                                               ---------     ---------
    Total investments ....................................................................       118,358       148,515

Cash and cash equivalents ................................................................         6,587         7,676
Accrued investment income ................................................................         1,551         1,916
Broker-dealer related receivables ........................................................            --        11,860
Deferred policy acquisition costs ........................................................         5,122         7,063
Other assets .............................................................................         5,948        13,506
Due from parent and affiliates ...........................................................         5,750            --
Separate account assets ..................................................................        76,736        82,217
                                                                                               ---------     ---------
    TOTAL ASSETS .........................................................................     $ 220,052     $ 272,753
                                                                                               =========     =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...................................................................     $  64,328     $  67,859
Policyholders' account balances ..........................................................        33,525        32,722
Unpaid claims and claim adjustment expenses ..............................................         1,647         3,549
Policyholders' dividends .................................................................         1,363         1,463
Securities sold under agreements to repurchase ...........................................         6,130        15,010
Cash collateral for loaned securities ....................................................         4,808        11,053
Income taxes payable .....................................................................         1,571         1,610
Broker-dealer related payables ...........................................................            --         5,965
Securities sold but not yet purchased ....................................................           108         4,959
Short-term debt ..........................................................................         3,837        11,131
Long-term debt ...........................................................................         2,726         2,502
Other liabilities ........................................................................         7,047        12,105
Due to parent and affiliates .............................................................           363            --
Separate account liabilities .............................................................        76,736        82,217
                                                                                             -----------   -----------
    Total liabilities ....................................................................       204,189       252,145
                                                                                             -----------   -----------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 1,000 shares authorized, issued
    and outstanding at December 31, 2001) ................................................            --            --
Additional paid-in capital ...............................................................        14,716            --
Accumulated other comprehensive income ...................................................         1,099           234
Retained earnings ........................................................................            48        20,374
                                                                                             -----------   -----------
    Total stockholder's equity ...........................................................        15,863        20,608
                                                                                             -----------   -----------
    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...........................................     $ 220,052     $ 272,753
                                                                                             ===========   ===========







                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------


                                                                                 2001          2000          1999
                                                                                 ----          ----          ----
REVENUES

Premiums ............................................................         $  12,477     $ 10,181     $  9,528
Policy charges and fee income .......................................             1,803        1,639        1,516
Net investment income ...............................................             9,147        9,497        9,367
Realized investment gains (losses), net .............................              (709)        (288)         924
Commissions and other income ........................................             4,451        5,475        5,233
                                                                              ---------     --------     --------

    Total revenues ..................................................            27,169       26,504       26,568
                                                                              ---------     --------     --------

BENEFITS AND EXPENSES

Policyholders' benefits .............................................            12,752        10,640      10,226
Interest credited to policyholders' account balances ................             1,804         1,751       1,811
Dividends to policyholders ..........................................             2,722         2,724       2,571
General and administrative expenses .................................             9,524        10,043       9,530
Capital markets restructuring .......................................                --           476          --
Sales practices remedies and costs ..................................                --            --         100
Demutualization costs and expenses:
    Administrative expenses .........................................               248           143          75
    Consideration to former Canadian branch policyholders ...........               340            --          --
                                                                              ---------     ---------    --------
    Total benefits and expenses .....................................            27,390        25,777      24,313
                                                                              ----------    ---------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
    INCOME TAXES ....................................................              (221)          727       2,255
                                                                              ---------     ---------    --------

Income taxes:
    Current .........................................................              (921)          434         690
    Deferred ........................................................               863           (28)        352
                                                                              ---------     ---------    --------
        Total income tax expense (benefit) ..........................               (58)          406       1,042
                                                                              ---------     ---------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ............................              (163)          321       1,213
                                                                              ---------     ---------    --------

DISCONTINUED OPERATIONS
Gain (loss) on disposal of healthcare operations, net of taxes ......                16            77        (400)
                                                                              ---------     ---------    --------
NET INCOME (LOSS) ...................................................         $    (147)    $     398    $    813
                                                                              =========     =========    ========






                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2001, 2000, and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                                     Accumulated Other Comprehensive Income (Loss)
                                                                                ----------------------------------------------------
                                                                                                Net                        Total
                                                                                 Foreign    Unrealized                  Accumulated
                                                       Additional               Currency    Investment    Pension          Other
                                               Common   Paid-in     Retained   Translation   Gains       Liability     Comprehensive
                                               Stock    Capital     Earnings   Adjustments  (Losses)     Adjustment    Income (Loss)
                                               -----    -------     --------   ----------   --------     ----------    -------------
Balance, December 31, 1998 ..................  $   --  $       --   $ 19,163   $      (31) $    1,272   $       (9)   $       1,232
Comprehensive income:
  Net income ................................      --          --        813           --          --           --               --
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --            13          --           --               13
    Change in net unrealized investment
      gains .................................      --          --        --            --      (1,932)          --           (1,932)
    Additional pension liability
      adjustment ............................      --          --        --            --          --            2                2
  Other comprehensive loss ..................
Total comprehensive loss ....................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 1999 ..................      --          --     19,976          (18)       (660)          (7)            (685)
Comprehensive income:
  Net income ................................      --          --        398           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --           (89)         --           --              (89)
    Change in net unrealized investment
      gains .................................      --          --        --            --       1,019           --            1,019
    Additional pension liability
      adjustment ............................      --          --        --            --          --          (11)             (11)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2000 ..................      --          --     20,374         (107)        359          (18)             234
Demutualization reclassification of
  retained earnings .........................      --      13,666    (13,666)          --          --           --               --
Destacking dividend to parent ...............      --          --     (5,384)         220        (103)          16              133
Policy credits issued and cash payments
  to be made to eligible policyholders ......      --          --     (1,129)          --          --           --               --
Capital contribution from parent ............      --       1,050         --           --          --           --               --
Comprehensive income:
  Net loss before date of demutualization ...      --          --       (195)          --          --           --               --
  Net income after date of demutualization ..      --          --         48           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --         --         (142)         --           --             (142)
    Change in net unrealized investment
      gains .................................      --          --         --           --         903           --              903
    Additional pension liability
      adjustment ............................      --          --         --           --          --          (29)             (29)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2001 ..................  $   --  $   14,716   $     48   $      (29) $    1,159   $      (31)   $       1,099
                                               ======  ==========   ========   ==========  ==========   ==========    =============

                                                   Total
                                               Stockholder's
                                                  Equity
                                                  ------
Balance, December 31, 1998 ..................  $      20,395
Comprehensive income:
  Net income ................................            813
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............             13
    Change in net unrealized investment
      gains .................................         (1,932)
    Additional pension liability
      adjustment ............................              2
                                               -------------
  Other comprehensive loss ..................         (1,917)
                                               -------------
Total comprehensive loss ....................
                                                      (1,104)
                                               -------------
Balance, December 31, 1999 ..................         19,291
Comprehensive income:
  Net income ................................            398
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............            (89)
    Change in net unrealized investment
      gains .................................          1,019
    Additional pension liability
      adjustment ............................            (11)
                                               -------------
  Other comprehensive income ................            919
                                               -------------
Total comprehensive income ..................          1,317
                                               -------------
Balance, December 31, 2000 ..................         20,608
Demutualization reclassification of
  retained earnings .........................             --
Destacking dividend to parent ...............         (5,251)
Policy credits issued and cash payments
  to be made to eligible policyholders ......         (1,129)
Capital contribution from parent ............          1,050
Comprehensive income:
  Net loss before date of demutualization ...           (195)
  Net income after date of demutualization ..             48
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............           (142)
    Change in net unrealized investment
      gains .................................            903
    Additional pension liability
      adjustment ............................            (29)
                                               -------------
  Other comprehensive income ................            732
                                               -------------
Total comprehensive income ..................            585
                                               -------------
Balance, December 31, 2001 ..................  $      15,863
                                               =============

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                               2001          2000          1999
                                                                               ----          ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................................     $   (147)     $    398      $    813
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Realized investment (gains) losses, net ...............................          709           288          (915)
  Policy charges and fee income .........................................         (482)         (342)         (300)
  Interest credited to policyholders' account balances ..................        1,804         1,751         1,811
  Depreciation and amortization, including premiums and discounts .......          446           740           689
  Loss (gain) on disposal of healthcare operations, net of taxes ........          (16)          (77)          400
  Change in:
    Deferred policy acquisition costs ...................................         (259)         (228)         (178)
    Future policy benefits and other insurance liabilities ..............          933         1,473           788
    Trading account assets ..............................................        2,268         2,524          (853)
    Income taxes payable ................................................       (1,308)          214           933
    Broker-dealer related receivables/payables ..........................        4,538          (388)       (1,898)
    Securities purchased under agreements to resell .....................          974         8,549        (3,692)
    Cash collateral for borrowed securities .............................       (1,407)        3,266        (1,502)
    Cash collateral for loaned securities ...............................       (1,571)          278         3,643
    Securities sold but not yet purchased ...............................       (2,168)       (2,009)        1,197
    Securities sold under agreements to repurchase ......................       (2,625)       (9,588)        3,112
    Due from parent and affiliates ......................................         (139)          --            --
    Other, net ..........................................................        3,714         1,016        (3,486)
                                                                              --------      --------      --------
      Cash flows from operating activities ..............................        5,264         7,865           562
                                                                              --------      --------      --------


CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
  Fixed maturities, available for sale ..................................       98,150        99,971       122,790
  Fixed maturities, held to maturity ....................................          139         3,266         4,957
  Equity securities, available for sale .................................        5,503         3,025         3,190
  Commercial loans ......................................................        5,443         1,632         2,640
  Other long-term investments ...........................................          764         2,044         2,169
Payments for the purchase of:
  Fixed maturities, available for sale ..................................      (97,492)     (103,086)     (124,759)
  Fixed maturities, held to maturity ....................................          (56)       (1,544)       (2,414)
  Equity securities, available for sale .................................       (2,557)       (2,316)       (2,779)
  Commercial loans ......................................................       (1,521)       (1,334)       (2,595)
  Other long-term investments ...........................................       (1,307)       (1,374)       (2,280)
Cash acquired from Gibraltar Life. ......................................        5,912           --            --
Short-term investments ..................................................          179        (2,257)       (1,138)
Due from parent and affiliates ..........................................       (5,248)           --            --
                                                                              --------      --------      --------
      Cash flows from (used in) investing activities ....................        7,909        (1,973)         (219)
                                                                              --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................        6,771         6,813         7,667
Policyholders' account withdrawals ......................................       (9,014)       (8,186)      (10,531)
Net increase (decrease) in short-term debt ..............................       (6,098)       (2,678)          444
Proceeds from the issuance of long-term debt ............................        1,464           638         1,844
Repayments of long-term debt ............................................         (720)       (1,230)         (919)
Capital contribution from parent ........................................        1,050            --            --
Cash destacked ..........................................................       (7,715)           --            --
                                                                              --------      --------      --------
      Cash flows used in financing activities ...........................      (14,262)       (4,643)       (1,495)
                                                                              --------      --------      --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................       (1,089)        1,249        (1,152)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................        7,676         6,427         7,579
                                                                              --------      --------      --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................     $  6,587      $  7,676      $  6,427
                                                                              ========      ========      ========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received) ............................................     $    466      $    248      $   (344)
                                                                              --------      --------      --------
Interest paid ...........................................................     $    638      $  1,040      $    824
                                                                              --------      --------      --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable
  to eligible policyholders .............................................     $  1,469      $     --      $     --
                                                                              --------      --------      --------

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial. The Company had 1,000 shares of common stock authorized, issued and outstanding at December 31, 2001, all of which was owned by Prudential Holdings.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received
457.1 million shares of Common Stock of Prudential Financial, the rights to receive cash totaling $3,487 million, including $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies Prudential Insurance previously transferred to London Life Insurance Company, and increases to their policy values in the form of policy credits totaling $1,042 million. Of these amounts, the Company recorded a liability to policyholders of $427 million for rights to receive cash, including $340 million of demutualization consideration discussed above, with the remaining amounts being recorded by Prudential Financial, and increases to policy values in the form of policy credits totaling $1,042 million. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, net of the aforementioned cash payments other than those to former Canadian policyholders and policy credits which were charged directly to retained earnings, were reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. The effect of the destacking was to decrease assets by $75,086 million, liabilities by $69,835 million and stockholder's equity by $5,251 million. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The Company's Consolidated Statements of Financial Position at December 31, 2001 do not include the destacked companies and operations. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investment allowances, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." See Note 17 for a discussion of the Company's reclassificiation of "held to maturity" securities to "available for sale" in connection with the implementation of new accounting standards for derivatives. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Other long-term investments primarily represent the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. See Note 17 for a discussion of accounting policies for derivative instruments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are:
1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.28% at December 31, 2001 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, property and equipment and receivables resulting from sales of securities that had not yet settled at the balance sheet date. In 2000, other assets also include mortgage securitization inventory and mortgage servicing rights of a subsidiary that was destacked on the date of demutualization. During 2001, the Company sold $1,409 million of commercial mortgage loans and other securities in securitization transactions versus $1,874 million in 2000, through a subsidiary that was destacked on the date of demutualization. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax gains of $42 million in 2001 versus losses of $6 million in 2000 in connection with securitization and related hedging activity which are recorded in "Commissions and other income." Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized when earned. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 17 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment of such instruments.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Effective for the year ended December 31, 2001, the Company, as a stock company, is no longer subject to the equity tax. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses also include $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders are required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have a material effect on the results of operations of the Company.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. The Company has ceased the amortization of goodwill as of January 1, 2002 and believes that the effect of implementing the impairment provisions of this statement will not be material to its results of operations and financial position.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. At the date of adoption of this standard, the impact on results of operations of the Company is not material.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements. As of December 31, 1998, the measurement date, the Company recorded a loss on disposal of $223 million, net of taxes, which included estimated operating losses of the healthcare business subsequent to December 31, 1998 through the date of the sale, the estimated cost of retained liabilities associated with litigation, as well as estimates of other costs in connection with the disposition of the business. These included facilities closure and systems termination costs, severance and termination benefits, the impact of modifications to pension and benefit plans, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement (the "MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The Company retained all liabilities associated with litigation that existed at August 6, 1999 or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements. It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period.

The loss on disposal was increased in 1999 by $400 million, net of taxes, primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes. In 2001, upon the final settlement of the MLR Agreement, the Company reduced the loss on disposal by an additional $16 million, net of taxes.

Pursuant to a coinsurance agreement with Aetna, the Company was required to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies were 100% coinsured by Aetna. The purpose of the agreement was to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential Insurance. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $966 million and $827 million, respectively for the year ended December 31, 2001. Premium and benefits ceded for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively, and for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $202 million at December 31, 2001 and $355 million at December 31, 2000.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

On October 20, 2000, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On October 20, 2000, the Tokyo District Court issued an order generally freezing Gibraltar Life's assets and appointed an interim Trustee who, on October 23, 2000, was appointed as sole Trustee.

On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan, which was submitted by the Trustee and approved by Gibraltar Life's creditors. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed (Y)50 billion ($395 million) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million) to Gibraltar Life in the form of a subordinated loan. On April 23, 2001, the Tokyo District Court declared the reorganization proceedings concluded and dismissed the Trustee.

For purposes of inclusion in the Company's consolidated financial statements, Gibraltar Life has adopted a November 30 fiscal year end; therefore, the December 31, 2001 consolidated financial statements include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001. The Company's Consolidated Statements of Operations include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                         2001
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies...................................  $   7,715   $      192  $       33  $   7,874
     Obligations of U.S. states and their political subdivisions ..        711           24           8        727
     Foreign government bonds .....................................      1,961          199          14      2,146
     Corporate securities .........................................     68,130        2,682         898     69,914
     Mortgage-backed securities ...................................      4,787          157          19      4,925
                                                                     ---------   ----------  ----------
     Total fixed maturities available for sale ....................  $  83,304   $    3,254  $      972  $  85,586
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $     992   $      188  $      111  $   1,069
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $   7,068   $      358  $        2  $   7,424
     Obligations of U.S. states and their political subdivisions ..      3,012          164           3      3,173
     Foreign government bonds .....................................      4,457          228          38      4,647
     Corporate securities .........................................     62,066        1,205       1,374     61,897
     Mortgage-backed securities ...................................      6,512          188          14      6,686
                                                                     ---------   ----------  ----------- ---------
     Total fixed maturities available for sale ....................  $  83,115   $    2,143  $    1,431  $  83,827
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $   2,266   $      239  $      188  $   2,317
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities held to maturity
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $       7   $       --  $       --  $       7
     Obligations of U.S. states and their political subdivisions ..         40            1           1         40
     Foreign government bonds .....................................        193           13          --        206
     Corporate securities .........................................     12,208          343         189     12,362
                                                                     ---------  -----------  ----------  ---------
     Total fixed maturities held to maturity ......................  $  12,448   $      357  $      190  $  12,615
                                                                     =========   ==========  ==========  =========

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2001, is shown below:

                                                                       Available for Sale
                                                                     ----------------------
                                                                                 Estimated
                                                                     Amortized     Fair
                                                                        Cost       Value
                                                                        ----       -----
                                                                          (In Millions)
     Due in one year or less ......................................  $  10,424   $   10,577
     Due after one year through five years ........................     20,859       21,364
     Due after five years through ten years .......................     20,152       20,676
     Due after ten years ..........................................     27,082       28,044
     Mortgage-backed securities ...................................      4,787        4,925
                                                                     ---------   ----------
         Total ....................................................  $  83,304   $   85,586
                                                                     =========   ==========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2001, 2000 and 1999 were $139 million, $3,266 million, and $4,957 million, respectively. Gross gains of $0 million, $8 million, and $73 million were realized on prepayment of held to maturity fixed maturities during 2001, 2000 and 1999, respectively.

Proceeds from the sale of available for sale fixed maturities during 2001, 2000 and 1999 were $84,629 million, $93,653 million and $117,685 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2001, 2000 and 1999 were $13,521 million, $6,318 million and $5,105 million, respectively. Gross gains of $1,270 million, $909 million and $884 million, and gross losses of $1,136 million, $1,408 million and $1,231 million were realized on sales and prepayments of available for sale fixed maturities during 2001, 2000 and 1999, respectively. Realized losses included $356 million in 2001 resulting from the sale of substantially all of the Company's Enron Corp. holdings.

Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $777 million, $540 million and $266 million, and for equity securities were $238 million, $34 million and $205 million for the years ended 2001, 2000 and 1999, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of the securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans were as follows at December 31,

                                                                            2001                         2000
                                                                -----------------------------------------------------
                                                                   Amount        % of           Amount         % of
                                                                (In Millions)    Total       (In Millions)     Total
                                                                -------------   -------      -------------    -------

     Collateralized loans by property type
     Office buildings ........................................      $ 3,548      23.5%          $ 3,727        23.1%
     Retail stores ...........................................        2,054      13.6%            2,465        15.3%
     Residential properties ..................................          158       1.0%              713         4.4%
     Apartment complexes .....................................        4,203      27.8%            4,455        27.6%
     Industrial buildings ....................................        2,685      17.8%            2,331        14.4%
     Agricultural properties .................................        1,908      12.6%            1,856        11.5%
     Other ...................................................          555       3.7%              597         3.7%
                                                                    -------     ------          -------       ------
         Subtotal of collateralized loans ....................       15,111     100.0%           16,144       100.0%
                                                                                ======                        ======
     Valuation allowance .....................................         (202)                       (225)
                                                                    -------                     -------
     Total collateralized loans ..............................      $14,909                     $15,919
                                                                    =======                     =======

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27.0%) and New York (10.2%) at December 31, 2001.

Activity in the allowance for losses for commercial loans, for the years ended December 31, is summarized as follows:

                                                                     2001        2000      1999
                                                                     ----        ----      ----
                                                                             (In Millions)

     Allowance for losses, beginning of year .................        $ 225      $ 221     $ 427
     Allowance on loans acquired from Gibraltar Life .........          739        --        --
     Addition (release) of allowance for losses ..............          (24)        17      (201)
     Charge-offs, net of recoveries ..........................         (412)       (13)       (5)
     Change in foreign exchange ..............................            7        --        --
     Destacking ..............................................         (333)       --        --
                                                                      -----      -----     -----
     Allowance for losses, end of year .......................        $ 202      $ 225     $ 221
                                                                      ======     ======    =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Impaired commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                     2001       2000
                                                                     ----       ----
                                                                     (In Millions)
     Impaired commercial loans with allowance for losses ........   $ 155      $ 192
     Impaired commercial loans with no allowance for losses .....     222        247
     Allowance for losses, end of year ..........................     (36)       (35)
                                                                    -----      -----
     Net carrying value of impaired commercial loans ............   $ 341      $ 404
                                                                    ======     =====

Impaired commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $407 million, $565 million and $884 million for 2001, 2000 and 1999, respectively. Net investment income recognized on these loans totaled $32 million, $37 million and $55 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Other Long-term Investments

The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,091 million and $2,391 million at December 31, 2001 and 2000, respectively. These investments include $957 million and $1,363 million in real estate related interests and $1,134 million and $1,028 million in non-real estate related interests at December 31, 2001 and 2000, respectively. The Company's share of net income from such entities was $84 million, $187 million and $217 million for the years ended 2001, 2000 and 1999, respectively, and is reported in "Net investment income."

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:


                                                                          At December 31,
                                                                          ---------------
                                                                          2001      2000
                                                                          ----      ----
                                                                            (In Millions)
     STATEMENTS OF FINANCIAL POSITION
     Investments in real estate .....................................   $ 3,603   $ 3,617
     Investments in securities ......................................     1,694     1,899
     Cash and cash equivalents ......................................        87       111
     Other assets ...................................................       208       173
                                                                        -------   -------
     Total assets ...................................................   $ 5,592   $ 5,800
                                                                        =======   =======
     Borrowed funds-third party .....................................   $   598    $  598
     Borrowed funds-Prudential Financial ............................         2       --
     Other liabilities ..............................................     1,399     1,450
                                                                        -------   -------
     Total liabilities ..............................................     1,999     2,048
     Partners' capital ..............................................     3,593     3,752
                                                                        -------   -------
     Total liabilities and partners' capital ........................   $ 5,592   $ 5,800
                                                                        =======   =======
     Equity in partners' capital included above .....................   $   971   $ 1,030
     Equity in limited partnership interests not included above .....     1,120     1,361
                                                                        -------   -------
     Carrying value .................................................   $ 2,091   $ 2,391
                                                                        =======   =======

                                                                            For the years ended
                                                                                December 31,
                                                                                ------------
                                                                         2001       2000     1999
                                                                         ----       ----     ----
                                                                              (In Millions)

     STATEMENTS OF OPERATIONS
     Income of real estate joint ventures ...........................   $   245   $   257     $ 102
     Income of other limited partnership interests ..................       142       256       530
     Interest expense-third party ...................................       (31)      (31)       (7)
     Other expenses .................................................      (251)     (226)     (121)
                                                                        -------   -------     -----
     Net earnings ...................................................   $   105   $   256     $ 504
                                                                        =======   =======     =====
     Equity in net earnings included above ..........................   $    37   $    79     $ 122
     Equity in net earnings of limited partnership interests not
       included above ...............................................        47       108        95
                                                                        -------   -------     -----
     Total equity in net earnings ...................................   $    84   $   187     $ 217
                                                                        =======   =======     =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

"Other long-term investments" also includes investments in the Company's separate accounts of $975 million and $1,077 million, investment real estate of $148 million and $239 million which is held through direct ownership and other miscellaneous investments of $610 million and $752 million at December 31, 2001 and 2000, respectively. Of the Company's real estate, $146 million and $181 million consist of commercial and agricultural assets held for disposal at December 31, 2001 and 2000, respectively. Impairment losses were $7 million, $0 million and $3 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in "Realized investment gains (losses), net."

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities available for sale ..............  $ 6,826   $ 5,938   $ 5,602
   Fixed maturities held to maturity ................       12     1,028     1,217
   Trading account assets ...........................      294       734       622
   Equity securities available for sale .............       45        67        63
   Commercial loans .................................    1,432     1,370     1,401
   Policy loans .....................................      522       478       448
   Securities purchased under agreements to resell ..       11        28        25
   Broker-dealer related receivables ................      513     1,222       976
   Short-term investments and cash equivalents ......      461       683       490
   Other investment income ..........................      419       479       455
                                                       -------   -------   -------
   Gross investment income ..........................   10,535    12,027    11,299
   Less investment expenses .........................   (1,388)   (2,530)   (1,881)
                                                       -------   -------   -------
        Subtotal ....................................    9,147     9,497     9,418
   Less amount relating to discontinued operations ..       --        --       (51)
                                                       -------   -------   -------
   Net investment income ............................  $ 9,147   $ 9,497   $ 9,367
                                                       =======   =======   =======

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2001 included in fixed maturities, equity securities, commercial loans and other long-term investments totaled $47 million, $6 million, $19 million and $33 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities .................................  $  (639)  $(1,066)  $  (557)
   Equity securities available for sale .............     (245)      450       223
   Commercial loans .................................        1        (5)      209
   Investment real estate ...........................       40        49       106
   Joint ventures and limited partnerships ..........       --       124       656
   Derivatives ......................................      120       165       305
   Other ............................................       14        (5)      (27)
                                                       -------   -------   -------
        Subtotal ....................................     (709)     (288)      915
   Less amount related to discontinued operations ...       --        --         9
                                                       -------   -------   -------
   Realized investment gains (losses), net ..........  $  (709)  $  (288)  $   924
                                                       =======   =======   =======

The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Investments," amounting to $0 million, $91 million and $114 million for the years ended 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                      Impact of unrealized investment gains (losses) on:
                                                              ----------------------------------------------------------------
                                                                                                                 Accumulated
                                                                                                                    other
                                                                                                                comprehensive
                                                                                                    Deferred    income (loss)
                                                               Unrealized    Deferred                income     related to net
                                                                 gains        policy      Future       tax        unrealized
                                                              (losses) on  acquisition    policy   (liability)    investment
                                                              investments     costs      benefits    benefit    gains (losses)
                                                              -----------     -----      --------    -------    --------------
                                                                                        (In Millions)
   Balance, December 31, 1998 ..............................      $ 3,337     $  (260)    $(1,095)    $ (710)          $ 1,272
   Net investment gains (losses) on investments arising
     during the period .....................................       (5,089)         --          --      1,845            (3,244)
   Reclassification adjustment for (gains) losses included
     in net income .........................................          404          --          --       (146)              258
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --         566          --       (213)              353
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --       1,092       (391)              701
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 1999 ..............................       (1,348)        306          (3)       385              (660)
   Net investment gains (losses) on investments arising
     during the period .....................................        1,458          --          --       (540)              918
   Reclassification adjustment for (gains) losses included
     in net income .........................................          621          --          --       (230)              391
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (356)         --        132              (224)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --        (101)        35               (66)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2000 ..............................          731         (50)       (104)      (218)              359
   Net investment gains (losses) on investments arising
     during the period .....................................          796          --          --       (294)              502
   Reclassification adjustment for (gains) losses included
     in net income .........................................          884          --          --       (327)              557
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (270)         --         97              (173)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --          27        (10)               17
   Destacking dividend to parent ...........................         (156)          3          --         50              (103)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2001 ..............................      $ 2,255     $  (317)    $   (77)    $ (702)          $ 1,159
                                                                  =======     =======     =======     ======           =======

The table below presents unrealized gains (losses) on investments by asset class:

                                                                           At December 31,
                                                                           ---------------
                                                                   2001        2000         1999
                                                                   ----        ----         ----
                                                                       (In Millions)
   Fixed maturities ........................................      $2,282      $   712     $(2,118)
   Equity securities .......................................          77           51         733
   Other long-term investments .............................        (104)         (32)         37
                                                                  ------      -------     -------
   Unrealized gains (losses) on investments ................      $2,255      $   731     $(1,348)
                                                                  ======      =======     =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

    Fixed maturities available for sale ..............   $ 11,009   $ 20,080
    Trading account assets ...........................        269      5,796
    Separate account assets ..........................      2,659      2,558
                                                         --------   --------
    Total securities pledged .........................   $ 13,937   $ 28,434
                                                         ========   ========

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2001, the fair value of this collateral was approximately $5,162 million versus $19,329 million in 2000 of which $4,932 million versus $13,099 million in 2000 had either been sold or repledged.

Assets of $237 million and $2,538 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $960 million and $1,227 million at December 31, 2001 and 2000, respectively, were held in voluntary trusts. Of these amounts, $244 million and $470 million at December 31, 2001 and 2000, respectively, related to the multi-state policyholder settlement described in Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $140 million and $48 million at December 31, 2001 and 2000, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $183 million and $779 million at December 31, 2001 and 2000, respectively. Restricted cash and securities of $0 million and $2,196 million at December 31, 2001 and 2000, respectively, were included in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                           2001       2000       1999
                                                           ----       ----       ----
                                                                 (In Millions)
   Balance, beginning of year ........................   $  7,063   $  7,324   $  6,462
   Capitalization of commissions, sales and issue
    expenses .........................................      1,385      1,324      1,333
   Amortization ......................................     (1,126)    (1,096)    (1,155)
   Change in unrealized investment gains and losses ..       (270)      (356)       566
   Foreign currency translation ......................       (184)      (154)       118
   Acquisition of subsidiary .........................         --         21         --
   Destacking ........................................     (1,746)        --         --
                                                         --------   --------   --------

   Balance, end of year ..............................   $  5,122   $  7,063   $  7,324
                                                         ========   ========   ========

8. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

   Life insurance ....................................   $ 50,886   $ 53,453
   Annuities .........................................     13,046     13,398
   Other contract liabilities ........................        396      1,008
                                                         --------   --------
   Total future policy benefits ......................   $ 64,328   $ 67,859
                                                         ========   ========

Participating insurance represented 37% and 40% of domestic individual life insurance in force at December 31, 2001 and 2000, respectively, and 92%, 94% and 95% of domestic individual life insurance premiums for 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves (excluding consideration of premium deficiency reserves):

          Product                            Mortality                   Interest Rate             Estimation Method
----------------------------  --------------------------------------  -------------------  ---------------------------------
   Life insurance .........   For Closed Block policies, rates            2.5% to 11.3%    Net level premium
                              guaranteed in calculating cash
                              surrender values; for remaining
                              policies, based on company experience
                              or standard industry tables
                              established at policy issue

   Individual annuities ...   1971 IAM, 1983 IAM and A2000                3.5% to 13.4%    Present value of expected future
                              individual annuity mortality tables                          payments based on historical
                              with certain modifications based on                          experience
                              company experience established at
                              policy issue

   Group annuities ........   1951 and 1983 Group Annuity Mortality       4.0% to 17.3%    Present value of expected future
                              Tables with certain modifications                            payments based on historical
                              based on company experience                                  experience
                              established at policy issue

   Other contract                                                         2.5% to 11.5%    Present value of expected future
   liabilities ............                                                                payments based on historical
                                                                                           experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,867 million and $2,002 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2001 and 2000, respectively.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                         2001       2000
                                                         ----       ----
                                                          (In Millions)

   Individual annuities .............................  $  5,243   $  5,097
   Group annuities ..................................     1,900      2,022
   Guaranteed investment contracts and guaranteed
    interest accounts ...............................    13,031     12,852
   Interest-sensitive life contracts ................     3,788      3,809
   Dividend accumulations and other .................     9,563      8,942
                                                       --------   --------
   Policyholders' account balances ..................  $ 33,525   $ 32,722
                                                       ========   ========

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Certain contract provisions that determine the policyholders' account balances are as follows:

                 Product                       Interest Rate             Withdrawal/Surrender Charges
-----------------------------------------  ----------------------  --------------------------------------------
    Individual annuities ................       2.5% to 16.0%      0% to 7% for up to 9 years

    Group annuities .....................       2.0% to 13.9%      Contractually limited or subject to market
                                                                   value adjustment

    Guaranteed investment contracts and
      guaranteed interest accounts ......       3.0% to 15.4%      Generally, subject to market value
                                                                   withdrawal provisions for any funds
                                                                   withdrawn other than for benefit responsive
                                                                   and contractual payments

    Interest-sensitive life contracts ...       3.0% to 6.8%       Various up to 10 years

    Dividend accumulations and other ....       2.0% to 11.5%      Generally, not subject to
                                                                   withdrawal/surrender charges, except for
                                                                   certain contracts where
                                                                   withdrawal/surrender is limited or subject
                                                                   to a market value adjustment

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                    2001                   2000                   1999
                                           ---------------------  ---------------------  ---------------------
                                            Accident   Property    Accident   Property    Accident   Property
                                              and        and         and        and         and        and
                                             Health    Casualty     Health    Casualty     Health    Casualty
                                             ------    --------     ------    --------     ------    --------
                                                                      (In Millions)
    Balance at January 1 .................   $ 1,701    $ 1,848     $ 1,735    $ 2,409     $ 2,307    $ 2,716
    Less reinsurance recoverables, net ...       246        608         378        451          50        533
                                             -------    -------     -------    -------     -------    -------
    Net balance at January 1 .............     1,455      1,240       1,357      1,958       2,257      2,183
                                             -------    -------     -------    -------     -------    -------
    Incurred related to:
      Current year .......................       632      1,440         537      1,271       4,218      1,249
      Prior years ........................       (45)      (113)        (22)      (150)        (73)       (54)
                                             -------    -------     -------    -------     -------    -------
    Total incurred .......................       587      1,327         515      1,121       4,145      1,195
                                             -------    -------     -------    -------     -------    -------
    Paid related to:
      Current year .......................       219        932         152        842       3,206        700
      Prior years ........................       312        553         265        634         874        720
                                             -------    -------     -------    -------     -------    -------
    Total paid ...........................       531      1,485         417      1,476       4,080      1,420
                                             -------    -------     -------    -------     -------    -------
    Acquisitions (dispositions) (a) ......        15         --          --       (363)       (965)        --
    Destacking ...........................        (8)    (1,082)         --         --          --         --
                                             -------    -------     -------    -------     -------    -------
    Net balance at December 31 ...........     1,518         --       1,455      1,240       1,357      1,958
    Plus reinsurance recoverables, net ...       129         --         246        608         378        451
                                             -------    -------     -------    -------     -------    -------
    Balance at December 31 ...............   $ 1,647    $    --     $ 1,701    $ 1,848     $ 1,735    $ 2,409
                                             =======    =======     =======    =======     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 accident and health reduction relates to the sale of the Company's healthcare business.

The accident and health reinsurance recoverable balance at December 31, 2001, 2000 and 1999 includes $117 million, $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The accident and health balance at January 1, 1999 includes $1,026 million attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

expenses for accident and health related to prior years were primarily due to improved long-term disability claim termination experience.

9. CLOSED BLOCK

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The excess of Closed Block Liabilities over Closed Block Assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income
(loss)") represents the estimated maximum future earnings from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings in any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders and will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. As of December 31, 2001, no such additional policyholder dividends were recorded. If over such period, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

On November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2002, on Closed Block policies to reflect unfavorable investment experience that has emerged since July 1, 2000, the date the Closed Block was originally funded. This action resulted in a $104 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, 2001, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

   Closed Block Liabilities and Closed Block Assets                December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Closed Block Liabilities
       Future policy benefits ...................................       $ 47,239
       Policyholders' dividends payable .........................          1,171
       Policyholders' account balances ..........................          5,389
       Other Closed Block liabilities ...........................          4,603
                                                                        --------
            Total Closed Block Liabilities ......................       $ 58,402
                                                                        --------

   Closed Block Assets
       Total investments ........................................       $ 52,492
       Cash .....................................................          1,810
       Accrued investment income ................................            716
       Other Closed Block assets ................................            635
                                                                        --------
            Total Closed Block Assets ...........................       $ 55,653
                                                                        --------

   Excess of reported Closed Block Liabilities over Closed
     Block Assets ...............................................       $  2,749
   Portion of above representing other comprehensive income .....            792
                                                                        --------
   Maximum future earnings to be recognized from Closed
     Block Assets and Closed Block Liabilities ..................       $  3,541
                                                                        ========

Closed Block revenues and benefits and expenses for the period from the date of demutualization through December 31, 2001 were as follows:

                                                                   December 18, 2001
                                                                        through
   Closed Block Revenues and Benefits and Expenses                 December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Revenues
     Premiums ...................................................       $    293
     Net investment income ......................................            129
     Realized investment gains, net .............................             24
     Other income ...............................................              3
                                                                        --------
       Total Closed Block revenues ..............................            449
                                                                        --------

   Benefits and Expenses
     Policyholders' benefits ....................................            288
     Interest credited to policyholders' account balances .......              5
     Dividends to policyholders .................................            100
     General and administrative expense charge ..................             33
                                                                        --------
       Total Closed Block benefits and expenses .................            426
                                                                        --------

     Closed Block benefits and expenses, net of Closed Block
       revenues before income taxes .............................             23
                                                                        --------

   Income taxes .................................................              2
                                                                        --------

   Closed Block benefits and expenses, net of Closed Block
     revenues and income taxes ..................................       $     21
                                                                        ========

10. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                             2001      2000      1999
                                             ----      ----      ----
                                                  (In Millions)

    Direct premiums .....................  $ 13,066  $ 10,686  $ 10,121
      Reinsurance assumed ...............        95        86        66
      Reinsurance ceded .................      (684)     (591)     (659)
                                           --------  --------  --------
    Premiums ............................  $ 12,477  $ 10,181  $  9,528
                                           ========  ========  ========
    Policyholders' benefits ceded .......  $    845  $    642  $    483
                                           ========  ========  ========

Reinsurance recoverables, included in "Other assets" at December 31, were as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Life insurance ......................  $    712  $    674
    Property and casualty ...............        --       628
    Other reinsurance ...................        82        76
                                           --------  --------
    Total reinsurance recoverable .......  $    794  $  1,378
                                           ========  ========

Three major reinsurance companies account for approximately 67% of the reinsurance recoverable at December 31, 2001. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables, included in "Due from parent and affiliates" and reinsurance payables included in "Due to parent and affiliates" at December 31, 2001, were $309 million and $128 million, respectively. Reinsurance recoverables and payables are due from/to the following companies: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.P.A. and The Prumerica Life Insurance Company, Inc.

11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Commercial paper ....................  $  3,022  $  7,686
    Notes payable .......................        61     2,728
    Current portion of long-term debt ...       754       717
                                           --------  --------
    Total short-term debt ...............  $  3,837  $ 11,131
                                           ========  ========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.6% and 6.4% at December 31, 2001 and 2000, respectively.

At December 31, 2001, the Company had $4,075 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2001 and 2000, a portion of commercial paper borrowings were supported by $4,000 million and $3,500 million of the Company's existing lines of credit, respectively. At December 31, 2001 and 2000, the weighted average maturity of commercial paper outstanding was 21 and 25 days, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. SHORT-TERM AND LONG-TERM DEBT (continued)

Long-term Debt

Long-term debt at December 31, is as follows:

                                             Maturity
    Description                                Dates          Rate         2001      2000
    -----------                                -----          ----         ----      ----
                                                                            (In Millions)
    Fixed rate notes
      U.S. Dollar .......................    2002-2023     5.97%-8.17%    $1,066    $  758
    Floating rate notes ("FRNs")
      U.S. Dollar .......................    2002-2004             (a)       591       640
      Canadian Dollar ...................       2003               (b)        80        96
      Great Britain Pound ...............       2002               (c)        --        20
    Surplus notes .......................    2003-2025    6.875%-8.30%       989       988
                                                                          ------    ------
    Total long-term debt ................                                 $2,726    $2,502
                                                                          ======    ======

(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 2.07% to 6.99% in 2001 and 5.99% to 7.08% in 2000. The 2000 interest rate range excludes a $29 million S&P 500 index linked note which had an interest rate range of 0.10% to 0.46%.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. This rate ranged from 6.00% to 6.84% and 6.12% to 6.84% in 2001 and 2000, respectively.

(c) The interest rate on the Great Britain Pound denominated FRN was based on the three month Sterling LIBOR plus 0.10% per year. This rate ranged from 6.22% to 6.89% in 2000.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001 and 2000, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $690 million and $689 million were outstanding at December 31, 2001 and 2000, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2001, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.

Interest expense for short-term and long-term debt was $641 million, $1,056 million, and $863 million, for the years ended December 31, 2001, 2000, and 1999, respectively. Securities business related interest expense of $287 million, $456 million and $312 million for the years ended December 31, 2001, 2000 and 1999, respectively, is included in "Net investment income."

12. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                          Other
                                                                                      Postretirement
                                                               Pension Benefits          Benefits
                                                               ----------------          --------
                                                                2001       2000       2001       2000
                                                                ----       ----       ----       ----
                                                                            (In Millions)
    Change in benefit obligation
    Benefit obligation at the beginning of period ..........  $(5,461)   $(5,430)   $(1,996)   $(1,941)
    Service cost ...........................................     (167)      (140)       (18)       (29)
    Interest cost ..........................................     (431)      (427)      (150)      (151)
    Plan participants' contributions .......................       --         --         (8)        (7)
    Amendments .............................................        6        112         --        221
    Acquisitions ...........................................     (765)        --         --         --
    Variable annuity purchase ..............................      232         --         --         --
    Actuarial gains (losses) ...............................     (510)        34        (77)      (262)
    Contractual termination benefits .......................       (1)       (17)        --         --
    Benefits paid ..........................................      462        407        152        172
    Foreign currency changes ...............................       28         --          1          1
    Destacking .............................................      756         --         69         --
                                                              -------    -------    -------    -------
    Benefit obligation at end of period ....................  $(5,851)   $(5,461)   $(2,027)   $(1,996)
                                                              =======    =======    =======    =======

    Change in plan assets
    Fair value of plan assets at beginning of period .......  $10,356    $ 9,468    $ 1,560    $ 1,548
    Actual return on plan assets ...........................   (1,114)     1,270        (82)       170
    Variable annuity purchase ..............................     (232)        --         --         --
    Employer contributions .................................       81         25          9          7
    Plan participants' contributions .......................       --         --          8          7
    Benefits paid ..........................................     (462)      (407)      (152)      (172)
    Destacking .............................................       (1)        --         --         --
                                                              -------    -------    -------    -------
    Fair value of plan assets at end of period .............  $ 8,628    $10,356    $ 1,343    $ 1,560
                                                              =======    =======    =======    =======

    Funded status
    Funded status at end of period .........................  $ 2,777    $ 4,895    $  (684)   $  (436)
    Unrecognized transition (asset) liability ..............     (236)      (342)       159        207
    Unrecognized prior service costs .......................       42         65          1          1
    Unrecognized actuarial net gain ........................     (351)    (2,956)      (169)      (498)
    Effects of fourth quarter activity .....................        6          9          1          2
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

    Amounts recognized in the Statements of Financial
     Position
    Prepaid benefit cost ...................................  $ 2,570    $ 2,022    $    --    $    --
    Accrued benefit liability ..............................     (379)      (382)      (692)      (724)
    Intangible asset .......................................        2          7         --         --
    Accumulated other comprehensive income .................       45         24         --         --
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $461 million, $379 million and $0 million, respectively, at September 30, 2001 and $464 million, $384 million and $1 million, respectively, at September 30, 2000.

Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,867 million and $7,381 million are included in Separate Account assets and liabilities at September 30, 2001 and 2000, respectively.

In 2001, the pension plan purchased a variable annuity contract for $232 million from Prudential Insurance. The approximate future annual benefit payment for the variable annuity contract was $14 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $395 million and $463 million of Company insurance policies at September 30, 2001 and 2000, respectively.

The benefit obligation for other postretirement benefits was not affected by amendments in 2001. The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                         Other
                                                            Pension Benefits        Postretirement Benefits
                                                            ----------------        -----------------------
                                                          2001    2000    1999       2001      2000    1999
                                                          ----    ----    ----       ----      ----    ----
                                                                          (In Millions)
     Components of net periodic (benefit) cost
     Service cost ......................................  $ 167   $ 140   $ 193       $  18    $  29   $  39
     Interest cost .....................................    431     427     410         150      150     141
     Expected return on plan assets ....................   (880)   (799)   (724)       (134)    (133)   (121)
     Amortization of transition amount .................   (106)   (106)   (106)         17       36      47
     Amortization of prior service cost ................     12      47      45         --       --      --
     Amortization of actuarial net (gain) loss .........    (85)    (77)      4         (16)     (24)    (10)
     Special termination benefits - discontinued
       operations ......................................    --      --       51         --       --        2
     Curtailment (gain) loss - discontinued
       operations ......................................    --      --     (122)        --       --      108
     Contractual termination benefits ..................      4       6      48         --       --      --
                                                          ------  -----   -----       -----    -----   -----
         Subtotal ......................................   (457)   (362)   (201)         35       58     206
     Less amounts included in discontinued operations ..    --      --       84         --              (130)
                                                          ------  -----   -----       -----    -----   -----
     Net periodic (benefit) cost .......................  $(457)  $(362)  $(117)      $  35    $  58   $  76
                                                          ======  =====   =====       =====    =====   =====

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                          Other
                                                             Pension Benefits                    Postretirement Benefits
                                                             ----------------                    -----------------------
                                                        2001       2000      1999            2001          2000          1999
                                                        ----       ----      ----            ----          ----          ----
     Weighted-average assumptions
     Discount rate (beginning of period) ...........    7.75%     7.75%      6.50%          7.75%         7.75%         6.50%
     Discount rate (end of period) .................    7.25%     7.75%      7.75%          7.25%         7.75%         7.75%
     Rate of increase in compensation levels
       (beginning of period) .......................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Rate of increase in compensation levels
       (end of period) .............................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Expected return on plan assets ................    9.50%     9.50%      9.50%          9.00%         9.00%         9.00%
     Health care cost trend rates ..................     --        --         --         6.76 - 8.76%  7.10 - 9.50% 7.50 - 10.30%
     Ultimate health care cost trend rate after
       gradual decrease until 2006 .................     --        --         --            5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                   Other
                                                          Postretirement Benefits
                                                          -----------------------
                                                                    2001
                                                                    ----
                                                               (In Millions)
     One percentage point increase
     Increase in total service and interest costs .......           $ 10
     Increase in postretirement benefit obligation ......            125

     One percentage point decrease
     Decrease in total service and interest costs .......           $  8
     Decrease in postretirement benefit obligation ......            108

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2001 and 2000 was $183 million and $152 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 3% and 3% of annual salary for 2001, 2000 and 1999, respectively. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                     401(k) Company Match
                                                                     --------------------
                                                                  2001      2000       1999
                                                                  ----      ----       ----
                                                                       (In Millions)

     Company match ......................................         $ 72      $ 62       $ 60
     Less amount included in discontinued operations ....           --        --         (8)
                                                                   ---      ----       ----
     401(k) Company match included in general and
       administrative expenses ..........................         $ 72      $ 62       $ 52
                                                                  =====     ====       ====

Stock Options

Prudential Financial adopted a stock option plan pursuant to which it may grant stock options, as well as stock appreciation rights, to employees and non-employees (i.e., statutory agents who perform services for Prudential Financial and participating subsidiaries) of the Company. Prudential Financial elected to apply Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for employee stock options, pursuant to which compensation expense is not recorded if the option exercise price is no less than the fair market value of Prudential Financial common stock on the date the option is granted. Prudential Financial charges the Company for expenses incurred in connection with grants of options to non-employees. These charges were $270 thousand in 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Current tax expense (benefit)
         U.S.................................. $(1,021)   $  362    $  614
         State and local .....................      57        31        84
         Foreign .............................      43        41        (8)
                                               -------    ------    ------
         Total ...............................    (921)      434       690
     Deferred tax expense (benefit)
         U.S. ................................     765       (86)      206
         State and local .....................     (73)      (37)       44
         Foreign .............................     171        95       102
                                               -------    ------    ------
         Total ...............................     863       (28)      352
                                               -------    ------    ------
     Total income tax expense (benefit) ...... $   (58)   $  406    $1,042
                                               =======    ======    ======

The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Expected federal income tax expense ..... $   (77)   $  254    $  789
     Non-deductible expenses .................     228        61        33
     Equity tax ..............................    (200)      100       190
     Non-taxable investment income ...........     (83)      (42)      (78)
     State and local income taxes ............     (12)       (4)       83
     Other ...................................      86        37        25
                                               -------    ------    ------
         Total income tax expense (benefit) .. $   (58)   $  406    $1,042
                                               =======    ======    ======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                         2001       2000
                                                         ----
                                                        (In Millions)
     Deferred tax assets
         Insurance reserves ........................   $  1,185    $ 1,371
         Policyholder dividends ....................        231        297
         Litigation related reserves ...............         84         32
         Net operating loss carryforwards ..........         51        353
         Investments ...............................         60       (129)
                                                       --------    -------
         Deferred tax assets before valuation
         allowance .................................      1,611      1,924
         Valuation allowance .......................        (25)       (38)
                                                       --------    -------
         Deferred tax assets after valuation
         allowance .................................      1,586      1,886
                                                       --------    -------
     Deferred tax liabilities
         Deferred policy acquisition costs .........      1,212      1,858
         Net unrealized investment gains (losses) ..        845        273
         Employee benefits .........................        740         16
         Depreciation ..............................         40         71
         Other .....................................        378       (137)
                                                       --------    -------
         Deferred tax liabilities ..................      3,215      2,081
                                                       --------    -------
     Net deferred tax liability ....................   $ (1,629)   $  (195)
                                                       ========    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had federal net operating loss carryforwards of $61 million and $848 million, which expire between 2009 and 2018. At December 31, 2001 and 2000, respectively, the Company had state operating loss carryforwards for tax purposes approximating $1,867 million and $509 million, which expire between 2005 and 2021.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.

14.   STOCKHOLDER'S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In connection with the demutualization, unassigned surplus was reduced to zero, thereby limiting Prudential Insurance's ability to pay a dividend in 2002 primarily to the amount of its statutory net gain from operations, not including realized investment gains, for the period subsequent to the date of demutualization. In addition, Prudential Insurance must obtain prior non-disapproval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments and certain assets on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(896) million, $149 million and $333 million for the years ended December 31, 2001, 2000 and 1999, respectively. Statutory surplus of Prudential Insurance amounted to $6,420 million and $8,640 million at December 31, 2001 and 2000, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.   RELATED PARTY TRANSACTIONS

Service Agreements

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation, and Prudential Japan Holdings Inc. Under the agreements, the Company furnishes the services of its officers and employees, provides supplies, use of equipment, office space, accounts payable processing functions, makes operating advances, and engages in other transactions in the normal course of business. The Company charges these companies based on the level of service provided and amounts advanced. The amounts due to the Company at December 31, 2001 totaled $193 million and are included in "Due from parent and affiliates."

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and Prudential Financial makes tax payments under the consolidated federal income tax return for the Company. The Company is charged based on the level of service received and payments made on their behalf.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   RELATED PARTY TRANSACTIONS (continued)

The amounts due to Prudential Financial and certain subsidiaries at December 31, 2001 totaled $235 million and are included in "Due to parent and affiliates."

Notes Receivable

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company borrows funds primarily through the issuance of commercial paper, private placement medium-term notes, Eurobonds, Euro-commercial paper and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries generally at cost. At demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Loans made to destacked subsidiaries after demutualization will be made at market rates of interest. Accrued interest receivable related to these loans is included in "Due from parent and affiliates." At December 31, 2001, "Due from parent and affiliates" includes affiliated notes receivable of the following:

                                                                     Maturity
    Description                                                        Dates        Rates            2001
    -----------                                                        -----        -----            ----
                                                                                                  (In Millions)
    U.S. Dollar floating rate notes (a) .......................      2002-2005   1.78% - 7.29%         $ 2,590
    Japanese Yen fixed rate note ..............................        2008          1.92%                 565
    Great Britain Pound floating rate note ....................        2004      2.99% - 5.59%              77
                                                                                                  ------------
    Total long-term notes receivable - affiliated (b) .........                                          3,232
    Short-term notes receivable - affiliated (c) ..............                                          2,016
                                                                                                  ------------
    Total notes receivable - affiliated .......................                                        $ 5,248
                                                                                                  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which is $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Stock Based Compensation

Prudential Financial adopted a stock option plan in which eligible participants were granted options to purchase shares of Prudential Financial's common stock as discussed in Note 12.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Fixed Maturities and Equity Securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Mortgage Securitization Inventory

The estimated fair value of the mortgage securitization inventory is primarily based upon the intended exit strategy for the mortgage loans, including securitization and whole loan sales. For loans expected to be securitized, the value is estimated using a pricing model that, among other factors, considers current investor yield requirements for subordination and yield. This activity was part of operations destacked on the date of demutualization as discussed in
Note 1.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                                 2001                  2000
                                                                 ----                  ----
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Amount   Fair Value   Amount   Fair Value
                                                           ------   ----------   ------   ----------
                                                                         (In Millions)
     FINANCIAL ASSETS
     Other than trading
     Fixed maturities
         Available for sale .............................  $85,586    $85,586   $ 83,827    $83,827
         Held to maturity ...............................       --         --     12,448     12,615
     Equity securities ..................................    1,069      1,069      2,317      2,317
     Commercial loans ...................................   14,909     15,568     15,919     15,308
     Policy loans .......................................    7,930      8,867      8,046      8,659
     Short-term investments .............................    4,048      4,048      5,029      5,029
     Mortgage securitization inventory ..................       --         --      1,420      1,448
     Cash and cash equivalents ..........................    6,587      6,587      7,676      7,676
     Restricted cash and securities .....................       --         --      2,196      2,196
     Notes receivable - affiliated ......................    5,248      5,299         --         --
     Separate account assets ............................   76,736     76,736     82,217     82,217

     Trading
     Trading account assets .............................  $   882    $   882   $  7,217    $ 7,217
     Broker-dealer related receivables ..................       --         --     11,860     11,860
     Securities purchased under agreements to resell ....      110        110      5,395      5,395
     Cash collateral for borrowed securities ............       --         --      3,858      3,858

     FINANCIAL LIABILITIES
     Other than trading
     Investment contracts ...............................  $25,814    $26,346   $ 25,033    $25,359
     Securities sold under agreements to repurchase .....    5,952      5,952      7,162      7,162
     Cash collateral for loaned securities ..............    4,808      4,808      4,762      4,762
     Short-term and long-term debt ......................    6,563      6,713     13,633     13,800
     Securities sold but not yet purchased ..............       --         --        157        157
     Separate account liabilities .......................   76,736     76,736     82,217     82,217

     Trading
     Broker-dealer related payables .....................  $    --    $    --   $  5,965    $ 5,965
     Securities sold under agreements to repurchase .....      178        178      7,848      7,848
     Cash collateral for loaned securities ..............       --         --      6,291      6,291
     Securities sold but not yet purchased ..............      108        108      4,802      4,802

17.   DERIVATIVE INSTRUMENTS

Adoption of Statement of Financial Accounting Standards ("SFAS") No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Derivatives held for trading purposes were used in the Company's securities operations to meet the needs of customers and by the Company's commercial mortgage securitizations business. Both of these businesses have been destacked. Trading derivatives are also utilized in a limited-purpose subsidiary primarily through the operation of hedge portfolios. Trading derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity.

Derivatives held for trading purposes are recorded at fair value in the Consolidated Statements of Financial Position either as assets, within "Trading account assets" or "Broker-dealer related receivables," or as liabilities within "Broker-dealer related payables" or "Other liabilities." Realized and unrealized changes in fair value are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, manage the interest rate characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for special hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net." The ineffective portion of derivatives accounted for using both cash flow and fair value hedge accounting for the period ended December 31, 2001 was not material to the results of operations of the Company.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur;
(b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as a highly effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability, which normally would not be carried at fair value, will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings. For the year ended December 31, 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of the hedged item and the derivative are reported on a net basis in "Realized investment gains (losses), net."

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses are reclassified to the income statement classification of the hedged item.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                               (In Millions)
         Additions due to cumulative effect of change in accounting principle
             upon adoption of SFAS No. 133 at January 1, 2001 ..................   $  8
         Net deferred losses on cash flow hedges from January 1 to December 31,
             2001 ..............................................................      3
         Amount reclassified into current period earnings ......................    (18)
         Destacking ............................................................     15
                                                                                    ----
                  Balance, December 31, 2001 ...................................   $  8
                                                                                    ====

It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2002 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

When a derivative is designated as a foreign currency hedge and is determined to be effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). If, however, a derivative is used as a hedge of a net investment in a foreign operation, its changes in fair value, to the extent effective as a hedge, are recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)." Those amounts, before applicable taxes, were gains of $75 million in 2001, $88 million in 2000 and a loss of $47 million in 1999.

If a derivative does not qualify for hedge accounting as described above, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in its fair value are included in current earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

As discussed above, if an interest rate swap does not qualify for hedge accounting, changes in its fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. During the period that interest rate swaps are outstanding, net receipts or payments are included in "Net investment income." Net interest receipts (payments) were $(29) million in 2001, $11 million in 2000 and $(4) million in 1999.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The later activity was exited in connection with the restructuring of Prudential Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The tables below summarize the Company's outstanding positions by derivative instrument types at December 31, 2001 and 2000. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative gains and losses. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                Derivative Financial Instruments
                                                        December 31, 2001

                                                      Trading                 Other than Trading                   Total
                                                   ---------------  ---------------------------------------- -------------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                    Hedge Accounting          Accounting
                                                                    ----------------          ----------
                                                          Estimated           Estimated            Estimated           Estimated
                                                             Fair                Fair                 Fair                Fair
                                               Notional     Value   Notional    Value    Notional    Value   Notional    Value
                                               --------     -----   --------    -----    --------    -----   --------    -----
                                                                             (In Millions)
Swap Instruments
Interest rate
  Asset .................................      $ 16,824   $   724  $    --    $   --    $  2,039    $   69    $ 18,863  $   793
  Liability .............................        18,084       767       --        --       1,402        26      19,486      793
Currency
  Asset .................................         1,201       135      605        32         742        88       2,548      255
  Liability .............................         1,307       177       --        --         234        17       1,541      194
Equity and commodity
  Asset .................................            35         7       --        --          29         2          64        9
  Liability .............................            70         7       --        --          --        --          70        7
Forward contracts
Interest rate
  Asset .................................           600         2       --        --          --        --         600        2
  Liability .............................           851         2       --        --          --        --         851        2
Currency
  Asset .................................         2,903       100    1,006         7       3,537       127       7,446      234
  Liability .............................         3,689       111      362         6       1,016        41       5,067      158
Futures contracts
Interest rate
  Asset .................................         3,732         1       --        --       1,610        11       5,342       12
  Liability .............................           398        --       --        --         599         9         997        9
Equity and commodity
  Asset .................................           --         --       --        --         171         4         171        4
  Liability .............................           --         --       --        --         625         1         625        1
Option contracts
Interest rate
  Asset .................................        10,635        72       --        --         338         3      10,973       75
  Liability .............................         8,250        48       --        --          --        --       8,250       48
                                               --------   -------  -------    ------    --------    ------    --------  -------
Total Derivatives
  Assets ................................      $ 35,930   $ 1,041  $ 1,611    $   39    $  8,466    $  304    $ 46,007  $ 1,384
                                               ========   =======  =======    ======    ========    ======    ========  =======
  Liabilities ...........................      $ 32,649   $ 1,112  $   362    $    6    $  3,876    $   94    $ 36,887  $ 1,212
                                               ========   =======  =======    ======    ========    ======    ========  =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

                        Derivative Financial Instruments
                                December 31, 2000

                                                   Trading                  Other than Trading                       Total
                                                -------------  ---------------------------------------------     ---------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                     Hedge Accounting          Accounting
                                                                   --------------------    -------------------
                                                         Estimated              Estimated            Estimated            Estimated
                                                         ---------              ---------            ---------            ---------
                                                            Fair                   Fair                 Fair                 Fair
                                                            ----                   ----                 ----                 ----
                                                Notional   Value     Notional     Value    Notional    Value     Notional   Value
                                                --------   -----    ----------    -----    --------    -----     --------   -----
                                                                                 (In Millions)
Swap Instruments
Interest rate
  Asset ...................................     $  9,693    $  352   $   --     $  --      $ 1,908    $   57     $ 11,601    $  409
  Liability ...............................       10,521       370       --        --        2,126        81       12,647       451
Currency
  Asset ...................................            7        --       --        --          383        31          390        31
  Liability ...............................           30        34       --        --          302        20          332        54
Equity and commodity
  Asset ...................................           55        14       --        --           46        17          101        31
  Liability ...............................           55        12       --        --           --        --           55        12
Forward contracts
Interest rate
  Asset ...................................        3,469        33       --        --           --        --        3,469        33
  Liability ...............................        3,319        33       --        --           --        --        3,319        33
Currency
  Asset ...................................        6,044       185      472         9        2,319        29        8,835       223
  Liability ...............................        5,897       195      429         9           27        79        6,353       283
Equity and commodity
  Asset ...................................        2,091        75       --        --           --        --        2,091        75
  Liability ...............................        1,923        75       --        --           --        --        1,923        75
Futures contracts
Interest rate
  Asset ...................................       11,582        14       --        --        2,410        55       13,992        69
  Liability ...............................        6,513        29       --        --        1,468        21        7,981        50
Equity and commodity
  Asset ...................................          782        27       --        --           --        --          782        27
  Liability ...............................        1,324        36       --        --           --        --        1,324        36
Option contracts
Interest rate
  Asset ...................................        4,141        48       --        --           --        --        4,141        48
  Liability ...............................        4,273        29       --        --           --        --        4,273        29
Currency
  Asset ...................................        1,108        27       --        --           --        --        1,108        27
  Liability ...............................        1,174        26       --        --           --        --        1,174        26
Equity and commodity
  Asset ...................................          175         3       --        --           --        --          175         3
  Liability ...............................          126         1       --        --           --        --          126         1
                                                --------    ------   ------     -----      -------    ------     --------    ------
Total Derivatives
  Assets ..................................     $ 39,147    $  778   $  472     $   9      $ 7,066    $  189     $ 46,685    $  976
                                                ========    ======   ======     =====      =======    ======     ========    ======
  Liabilities .............................     $ 35,155    $  840   $  429     $   9      $ 3,923    $  201     $ 39,507    $1,050
                                                ========    ======   ======     =====      =======    ======     ========    ======

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2001, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11 and future minimum lease payments under non-cancelable operating leases:

                                    Short-term and     Operating
                                    Long-term Debt      Leases
                                    --------------      ------
                                              (In Millions)

    2002 ........................        $3,837         $ 126
    2003 ........................           651           108
    2004 ........................           454            95
    2005 ........................            58            77
    2006 ........................            62            68
    Beyond 2006 .................         1,501           195
                                        -------        ------
    Total .......................        $6,563         $ 669
                                        =======        ======

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2001, 2000 and 1999 was $520 million, $498 million and $456 million, respectively, excluding expenses relating to the Company's healthcare business.

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $1,727 million, of which $781 million remain available at December 31, 2001.

The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years, and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2001, financial guarantees and letters of credit issued by the Company were $325 million.

Contingencies

On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar Casualty"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, a subsidiary of the Company entered into a stop-loss reinsurance agreement with Everest whereby the subsidiary reinsured Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar Casualty's carried reserves as of the closing of the sale. The subsidiary was among those that Prudential Insurance dividended to Prudential Financial in conjunction with the destacking. Prudential Insurance has indemnified the subsidiary for any losses it may incur in connection with this agreement. As of December 31, 2001, no liability has been recorded by Prudential Insurance in connection with this agreement.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matter discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with this matter should not have a material adverse effect on the Company's financial position.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

The Company believes that its reserves related to sales practices, as of December 31, 2001, are adequate. No incremental provisions were recorded in 2001 or 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                         Year Ended December 31,
                                                     -----------------------------------------------------------------
                                                        2001       2000      1999       1998      1997       1996
                                                        ----       ----      ----       ----      ----       ----
                                                                              (In Millions)
     Liability balance at beginning of period .....       $ 253     $ 891     $3,058    $2,553      $ 963      $ --
     Charges to expense
         Remedy costs .............................         --        (54)       (99)      510      1,640       410
         Additional sales practices costs .........         --         54        199       640        390       715
                                                         -----     ------     ------   -------    -------    ------
             Total charges to expense .............         --         --        100     1,150      2,030     1,125
     Amounts paid or credited
         Remedy costs .............................         71        448      1,708       147         --        --
         Additional sales practices costs .........        130        190        559       498        440       162
                                                         -----     ------     ------   -------    -------    ------
             Total amounts paid or credited .......        201        638      2,267       645        440       162
                                                         -----     ------     ------   -------    -------    ------

     Liability balance at end of period ...........       $ 52      $ 253      $ 891    $3,058     $2,553     $ 963
                                                         =====     ======     ======   =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (1) estimates derived from an analysis of claims actually remedied (including interest); (2) a sample of claims still to be remedied; (3) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (4) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This increase was partially offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This increase was offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. Motions to dismiss certain of the amended complaints and plaintiff's motions to certify nationwide classes in the consolidated proceedings are pending. In one of the consolidated actions the court granted our motion to dismiss, in part.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Variable Appreciable Life Insurance
Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.


New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (3 B) to Form S-1, Registration No. 33-20083-01, filed April 25, 2002 on behalf of The Prudential Variable Contract Real Property Account.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 165 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   PricewaterhouseCoopers LLP, independent accountants.

     2.   Clifford E. Kirsch, Esq.

     3.   Pamela A. Schiz, FSA, MAAA.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


          A. (1) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 4)

               (2)  Not Applicable.

               (3)  Distributing Contracts:

                    (a)  Distribution   Agreement   between   Pruco   Securities
                         Corporation and The Prudential Insurance Company of America. (Note 5)

                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 4)

                    (c)  Schedules of Sales Commissions. (Note 5)

               (4)  Not Applicable.

               (5)  Variable Appreciable Life Insurance Contracts: (Note 5)

                    (a) With fixed death benefit for use in New Jersey and domicile approval states.

                    (b) With variable death benefit for use in New Jersey and domicile approval states.

                    (c) With fixed death benefit for use in non-domicile approval states.

                    (d) With variable death benefit for use in non-domicile approval states.

               (6)  (a)  Charter of The Prudential Insurance Company of America,
                         as amended February 13, 2002. (Note 11)

                    (b) By-laws of The Prudential Insurance Company of America, as amended December 18, 2001. (Note 11)

               (7)  Not Applicable.

               (8)  Not Applicable.

               (9)  Not Applicable.

               (10) (a)  Application Form. (Note 9)

                    (b) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)

               (11) Form of Notice of Withdrawal Right. (Note 5)

               (12) Memorandum describing  Prudential's issuance,  transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments  and  cash  surrender  values  upon  conversion  to
                    fixed-benefit       policies      pursuant      to      Rule
                    6e-3(T)(b)(13)(v)(B). (Note 5)

               (13) Available Contract Riders and Endorsements:

                    (a)  Rider for Insured's Waiver of Premium Benefit. (Note 5)

                    (b)  Rider for Applicant's Waiver of Premium Benefit.  (Note
                         5)

                    (c)  Rider for Insured's Accidental Death Benefit. (Note 5)

                    (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 5)

                    (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)

                    (f)  Rider for Interim Term Insurance Benefit. (Note 5)

                    (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)

                    (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)

                    (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)

                    (j) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 5)

                    (k) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 5)

                    (l)  Endorsement defining Insured Spouse. (Note 5)

                    (m) Rider covering lack of Evidence of Insurability on a Child. (Note 5)

                    (n)  Rider modifying Waiver of Premium Benefit. (Note 5)

                    (o)  Rider to terminate a Supplementary Benefit. (Note 5)

                    (p)  Rider  providing  for  election  of  Variable   Reduced
                         Paid-up Insurance. (Note 5)

                    (q)  Rider to provide for exclusion of Aviation Risk.  (Note
                         5)

                    (r) Rider to provide for exclusion of Military Aviation Risk. (Note 5)

                    (s)  Rider to provide for exclusion for War Risk. (Note 5)

                    (t)  Rider to provide for Reduced Paid-up  Insurance.  (Note
                         5)

                    (u)  Rider providing for Option to Exchange Policy. (Note 5)

                    (v) Endorsement defining Ownership and Control of the Contract. (Note 5)

                    (w) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 5)

                    (x)  Endorsement   issued  in  connection   with  Non-Smoker
                         Qualified Contracts. (Note 5)

                    (y) Endorsement issued in connection with Smoker Qualified Contracts. (Note 5)

                    (z)  Home Office Endorsement. (Note 5)

                    (aa) Endorsement showing Basis of Computation for Non-Smoker
                         Contracts. (Note 5)

                    (bb) Endorsement  showing  Basis of  Computation  for Smoker
                         Contracts. (Note 5)

                    (cc) Rider   for   Term   Insurance   Benefit   on  Life  of
                         Insured--Decreasing Amount After Three Years. (Note 5)

                    (dd) Rider for Renewable Term  Insurance  Benefit on Life of
                         Insured. (Note 5)

                    (ee) Rider  for  Level  Term  Insurance  Benefit  on Life of
                         Insured Spouse. (Note 5)

                    (ff) Living Needs Benefit Rider

                          (i)   for use in Florida. (Note 5)

                          (ii) for use in all approved jurisdictions except Florida and New York. (Note 5)

                          (iii) for use in New York. (Note 5)

                    (gg) Rider for Renewable Term  Insurance  Benefit on Life of
                         Insured Spouse. (Note 5)

                    (hh) Rider  for  Level  Term  Insurance  Benefit  on Life of
                         Insured--Premium Increases Annually. (Note 5)

                    (ii) Rider   for   Term   Insurance   Benefit   on  Life  of
                         Insured--Decreasing Amount. (Note 5)

                    (jj) Rider for a Level Premium Option. (Note 5)

                    (kk) Payment of Unscheduled Premium Benefit (Note 5)

                    (ll) Rider for Scheduled Term  Insurance  Benefit on Life of
                         Insured. (Note 5)

                    (mm) Endorsement altering the Assignment provision. (Note 2)

                    (nn) Rider for  Non-Convertible  Term  Insurance  Benefit on
                         Life of Insured Spouse. (Note 6)

                    (oo) Rider for Convertible Term Insurance Benefit on Life of
                         Insured Spouse. (Note 6)

                    (pp) Rider  for  Level  Term  Insurance  Benefit  on Life of
                         Insured--Premium Increases Annually (Note 6)

                    (qq) Rider for  Non-Convertible  Term  Insurance  Benefit on
                         Life of Insured. (Note 6)

                    (rr) Rider for Convertible Term Insurance Benefit on Life of
                         Insured. (Note 6)

                    (ss) Endorsement  for altering List of  Investment  Options.
                         (Note 12)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney.

          (a)  F. Agnew, F. Becker, G. Casellas, R. Carbone, J.Cullen,
               C. Davis, A. Gilmour, W. Gray, III,
               J. Hanson, G. Hiner, C. Horner,
               G. Kelley, B. Malkiel, A. Piszel, A. Ryan, I. Schmertz,
               C. Sitter, D. Staheli, R. Thomson, J. Unruh,
               P. Vagelos, S. Van Ness, P. Volcker (Note 3)

(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed February 15, 1995.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed April 10, 2001 on behalf of The Prudential Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement filed May 1, 1995.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 28, 1997.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed December 26, 1996.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed April 19, 1999.

(Note 10) Incorporated by reference to  Post-Effective  Amendment No. 22 to this
          Registration Statement, filed April 26, 2000.


(Note 11) Incorporated by reference to  Post-Effective  Amendment No. 15 to Form
          S-1, Registration No. 33-20083-01, filed April 25, 2002 on behalf of The Prudential Variable Contract Real Property Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2002.


(Seal)            The Prudential Variable Appreciable Account
                                  (Registrant)

                 By: The Prudential Insurance Company of America
                                   (Depositor)



Attest: /s/ Thomas C. Castano                By: /s/ Andrew J. Mako
        -------------------------------          ----------------------------
        Thomas C. Castano                        Andrew J. Mako
        Assistant Secretary                      Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2002.


    Signature and Title
    -------------------

/s/ *
----------------------------------------------
Arthur F. Ryan
Chairman of the Board, President, and Chief
Executive Officer

/s/ *
----------------------------------------------
Anthony S. Piszel
Vice President and Controller

/s/ *
----------------------------------------------
Richard J. Carbone
Senior Vice President and Chief Financial Officer

/s/ *                                              *By: /s/ Thomas C. Castano
----------------------------------------------          ------------------------
                                                        Thomas C. Castano
Franklin E. Agnew                                       (Attorney-in-Fact)
Director

/s/ *
----------------------------------------------
Frederic K. Becker
Director

/s/ *
----------------------------------------------
Gilbert F. Casellas
Director

/s/ *
----------------------------------------------
James G. Cullen
Director

/s/ *
----------------------------------------------
Carolyne K. Davis
Director

/s/ *
----------------------------------------------
Allan D. Gilmour
Director

/s/ *
----------------------------------------------
William H. Gray, III
Director

/s/ *
----------------------------------------------
Jon F. Hanson
Director

/s/ *
----------------------------------------------
Glen H. Hiner, Jr.
Director

/s/ *
----------------------------------------------
Constance J. Horner
Director

/s/ *
----------------------------------------------
Gaynor N. Kelley
Director

/s/ *
----------------------------------------------
Burton G. Malkiel
Director

/s/ *                                             *By: /s/ Thomas C. Castano
----------------------------------------------         -------------------------
Ida F.S. Schmertz                                      Thomas C. Castano
Director                                               (Attorney-in-Fact)

/s/ *
----------------------------------------------
Charles R. Sitter
Director

/s/ *
----------------------------------------------
Donald L. Staheli
Director

/s/ *
----------------------------------------------
Richard M. Thomson
Director

/s/ *
----------------------------------------------
James A. Unruh
Director

/s/ *
----------------------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
----------------------------------------------
Stanley C. Van Ness
Director

/s/ *
----------------------------------------------
Paul A. Volcker
Director

                       Consent of Independent Accountants

We hereby consent to the use in this Registration Statement on Form S-6 (the "Registration Statement") of our report dated April 15, 2002, relating to the financial statements of the Prudential Variable Appreciable Account, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated February 12, 2002, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, New York
April 25, 2002

                                  EXHIBIT INDEX

          Consent of PricewaterhouseCoopers  LLP, independent accountants.      Page II-7

3.        Opinion and Consent of Clifford E. Kirsch, Esq. as to the
          legality of the securities being registered.                          Page II-9


6.        Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to
          actuarial matters pertaining to the securities being registered.      Page II-10